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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
PENN NATIONAL GAMING, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PENN NATIONAL GAMING, INC.

825 Berkshire Boulevard, Suite 200
Wyomissing, Pennsylvania 19610

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 22, 2003

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Penn National Gaming, Inc. (the "Company"), a Pennsylvania corporation, will be held on Thursday, May 22, 2003, at 10:00 a.m., local time, at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103 for the following purposes:

  1.
  To elect two Class I directors for a 3-year term and until their successors are duly elected and qualified.

  2.
  To consider and act upon a proposal to ratify the appointment of BDO Seidman, LLP, as independent public accountants for the Company for the fiscal year ending December 31, 2003.

  3.
  To consider and approve the 2003 Long Term Incentive Compensation Plan of the Company, which will replace the Company's 1994 Stock Option Plan.

  4.
  To consider and transact such other business as may properly come before the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Management currently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the enclosed proxy will vote with their judgment on those matters.

        Only shareholders of record at the close of business on April 4, 2003 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a proxy.

                      By order of the Board of Directors,
                      Robert S. Ippolito
                       Secretary

Wyomissing, Pennsylvania
April 22, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

PENN NATIONAL GAMING, INC.

825 Berkshire Boulevard, Suite 200
Wyomissing, Pennsylvania 19610

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2003

        This Proxy Statement and the enclosed Proxy are first being sent or given to shareholders of Penn National Gaming, Inc. (the "Company") on or about April 22, 2003, in connection with the solicitation of proxies for use at the Company's 2003 Annual Meeting of Shareholders ("Annual Meeting") to be held on Thursday, May 22, 2003 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103. This solicitation is being made on behalf of the Board of Directors of the Company.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

        The Board of Directors has set the close of business on April 4, 2003, as the record date ("Record Date") for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 39,274,034 shares of the Company's Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

        The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes, which all shareholders are entitled to cast, is necessary for a quorum to be present at the Annual Meeting. Each share of the Company's Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting.

        Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein, and if no choice is specified, will be voted for each of the nominees for director set forth in this Proxy Statement and in favor of proposals two and three, which are set forth in the notice of meeting. Assuming a quorum is present, (a) the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for directors will be elected to serve on the Company's Board of Directors; and (b) the affirmative vote of a majority of the votes cast at the Annual Meeting is required for (i) the ratification of BDO Seidman, LLP as the Company's independent public accountants for the year ending December 31, 2003 and (ii) the approval of the Company's 2003 Long Term Incentive Compensation Plan. The Board knows of no other matters that are likely to be brought before the meeting other than the matters specifically referred to in the notice of the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy or their duly appointed substitutes acting at the meeting will be authorized to vote or otherwise act with their judgment on those matters. For purposes of determining the number of votes cast, only those cast "for" or "against" are counted. Abstentions and broker non-votes are not considered "cast" but are counted for purposes of determining whether a quorum is present at the Annual Meeting. Under Pennsylvania law, a quorum is required to conduct business at the Annual Meeting.

        It is expected that the solicitation of proxies will be conducted primarily by mail. Proxies also may be solicited personally or by telephone, telecopy or via the internet. The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain directors, officers and employees of the Company, without additional compensation, personally or by telephone, telecopy or via the internet.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

Information about Nominees and Other Directors

        The Company's Board of Directors currently consists of five members: Peter M. Carlino, Harold Cramer, David A. Handler, John M. Jacquemin and Robert P. Levy. Two Class I directors will be elected at the Annual Meeting to hold office, subject to the provisions of the Company's By-Laws, until the annual meeting of shareholders of the Company to be held in the year 2006 and until their respective successors are duly elected and qualified.

        The following table sets forth the name, age, principal occupation and respective service dates of each person who has been nominated to be a director of the Company. Each nominee has consented to be named as a nominee and, to the knowledge of the Company, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the meeting (a situation which is not anticipated), solicited proxies will be voted in favor of those who remain as nominees and may be voted for substitute nominees.

Name of Nominee	Age	Principal Occupation	Director Since	Term Expires
David A. Handler	38	Senior Managing Director, Bear Stearns & Co., Inc.	1994	2003
John M. Jacquemin	56	President, Mooring Financial Corporation	1995	2003

        David A. Handler.    Mr. Handler has been a director since 1994. Since April 2000, Mr. Handler has been a Senior Managing Director at Bear Stearns & Co., Inc. From July 1995 to April 2000, Mr. Handler was employed by Jefferies & Company, Inc. where he became a Managing Director in March 1998.

        John M. Jacquemin.    Mr. Jacquemin has been a director since 1995 and is President of Mooring Financial Corporation and a group of affiliated companies. Mooring Financial Corporation is a financial services group founded by Mr. Jacquemin in 1982 that specializes in the purchase and administration of commercial loan portfolios and equipment leases.

        The Board of Directors unanimously recommends that the shareholders vote "FOR" each of the nominees. The two nominees receiving the highest number of affirmative votes will be elected as directors.

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        The following table sets forth the name, age, principal occupation, and respective service dates of each director whose term of office extends beyond the date of the Annual Meeting. William J. Bork resigned as a director of the Company effective May 31, 2002. Mr. Bork had been a member of the Company's Board since 1995 and was the President and Chief Operating Officer of the Company from 1995 until 2001. As a result of Mr. Bork's resignation, there is currently one vacancy in Class II of the Board of Directors of the Company. The Board has not yet appointed an individual to fill the vacancy created by Mr. Bork's resignation.

Name	Age	Principal Occupation	Director Since	Term Expires
Class II Director:
Robert P. Levy	72	Chairman of the Board, DRT Industries, Inc.	1995	2004
Class III Directors:
Peter M. Carlino	56	Chairman of the Board and Chief Executive Officer of the Company	1994	2005
Harold Cramer	75	Retired Partner, Schnader Harrison Segal & Lewis LLP; Retired Chairman and Chief Executive Officer of the Graduate Health System	1994	2005

        Robert P. Levy.    Mr. Levy has been a director since 1995. He is Chairman of the Board of the Atlantic City Racing Association and served a two-year term from 1989 through 1990 as President of the Thoroughbred Racing Association. Robert P. Levy has served as the Chairman of the Board of DRT Industries, Inc., a diversified business based in the Philadelphia metropolitan area, since 1960. Mr. Levy owns the Robert P. Levy Stable, a thoroughbred racing and breeding operation and is a director of Fasig-Tipton Company, an equine auction company.

        Peter M. Carlino.    Mr. Carlino has served as the Company's Chairman of the Board and Chief Executive Officer since April 1994. Since 1976, he has been President of Carlino Financial Corporation, a holding company which owns and operates various Carlino family businesses, in which capacity he has been continuously active in strategic planning for Carlino Financial Corporation and monitoring its operations.

        Harold Cramer.    Mr. Cramer has been a director since 1994. Until November 1996, Mr. Cramer was the Chairman and Chief Executive Officer of the Graduate Health System. From November 1996 to July 2000, Mr. Cramer was Counsel to Mesirov Gelman Jaffe Cramer & Jamieson, LLP, which merged with Schnader Harrison Segal & Lewis LLP in July 2000. Mr. Cramer is now a retired partner of Schnader Harrison Segal & Lewis LLP. He also serves as director of several of the Company's subsidiaries.

Meetings of the Board of Directors and Information about Board Committees

        The Board of Directors held nine meetings during the fiscal year ended December 31, 2002. Each of the Company's directors attended at least 75% of the aggregate of all meetings of the Board during the fiscal year ended December 31, 2002. In addition, each of the Company's directors attended at least 75% of the aggregate of all meetings of all committees of the Board of which he was a member held during the fiscal year ended December 31, 2002. William J. Bork, who resigned as a director of the Company effective May 31, 2002, attended at least 75% of the Board meetings held prior to his resignation.

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        The Company has three standing Committees: the Audit Committee, the Compensation Committee and the Compliance Committee. The Board of Directors does not have an executive or nominating committee.

        Audit Committee.    John M. Jacquemin (Chairman), Harold Cramer and Robert P. Levy, all of whom are independent directors under the current Marketplace Rules of the National Association of Securities Dealers, Inc., are the members of the Audit Committee. The principal functions of the Audit Committee are to serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent accountants; and maintain free and open communication with and among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors that complies with the current Marketplace Rules of the National Association of Securities Dealers, Inc. A copy of the written charter was included as Exhibit A to the Company's 2001 Proxy Statement filed with the Securities and Exchange Commission on April 23, 2001. The Audit Committee met ten times in 2002.

        Compensation Committee.    Harold Cramer (Chairman) and David A. Handler are the members of the Compensation Committee. The Compensation Committee reviews compensation and benefits for the Company's executive officers and administers the grant of stock options to executive officers under the Company's Amended and Restated 1994 Stock Option Plan, as amended, or the 1994 Stock Option Plan. The Compensation Committee met one time in 2002.

        Compliance Committee.    David A. Handler (Chairman) and John M. Jacquemin are the current Board members of the Compliance Committee. The Compliance Committee is made up of Board members, employees of the Company and others and was established to ensure, through self-regulatory procedures, compliance with applicable laws relating to the Company's gaming businesses and to prevent, to the fullest extent possible, any involvement by the Company in any activities that would pose a threat to the reputation and integrity of the gaming industry. The Compliance Committee met five times in 2002.

Compensation of Directors

        The Company pays director's fees to each director who is not an employee of the Company. During the year ending December 31, 2002, each outside director received an annual fee of $18,000, plus $1,500 for each Board meeting attended in person and reimbursement for out-of-pocket expenses in connection with his attendance at such meetings. Each director who is not an employee of the Company may receive options to purchase shares of common stock in addition to other compensation paid to those directors. On January 2, 2002, each non-employee director received a grant of options to purchase 30,000 shares of Common Stock of the Company (this amount reflects the Company's June 25, 2002 two-for-one stock split). The exercise price of options granted to non-employee directors was equal to the fair market value of the Company's Common Stock on the date of the grant.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        Based upon the recommendation of the Audit Committee of the Board of Directors, which is composed entirely of non-employee directors who are independent under the current Marketplace Rules of the National Association of Securities Dealers, Inc., the Board of Directors of the Company has appointed BDO Seidman, LLP as certified public accountants to audit the books, records and accounts of the Company and its subsidiaries for the year ending December 31, 2003. This appointment is being presented to the shareholders for ratification.

        BDO Seidman has served as the independent public accountants for the Company and its predecessors since December 1982. All audit services provided by BDO Seidman are approved by the Audit Committee. BDO Seidman has advised the Audit Committee that it has no direct or material indirect interest in the Company or its affiliates.

        During 2002, BDO Seidman performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining BDO Seidman's independence. A summary of the audit and non-audit fees billed to the Company by BDO Seidman in 2002 is as follows:

Audit Fees—The aggregate fees billed by BDO Seidman for professional services rendered for the audit and the reviews of the Company's financial statements were approximately $451,000.

Financial Information Systems Design and Implementation Fees—The Company did not retain BDO Seidman for professional services relating to financial information system design and implementation fees.

All Other Fees—The aggregate fees billed to the Company by BDO Seidman for all other services were approximately $821,000. All other fees includes fees incurred in connection with tax compliance, financings, the audit of the Company's 401(k) plans and quarterly audits of Louisiana Casino Cruises, Inc., a subsidiary of the Company, required to be submitted to the Louisiana Gaming Control Board. The Audit Committee has determined that BDO Seidman's rendering of these non-audit services is compatible with maintaining auditor independence.

        The Board of Directors considers BDO Seidman to be well qualified to serve as the independent public accountants of the Company. If, however, the shareholders do not ratify the appointment of BDO Seidman, the Board of Directors may, but is not required to, reconsider the appointment. Representatives of BDO Seidman will be present at the Annual Meeting, will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

        The Board of Directors unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of BDO Seidman, LLP, as the Company's independent public accountants for the year ending December 31, 2003.

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PROPOSAL 3: APPROVAL OF 2003 LONG TERM
INCENTIVE COMPENSATION PLAN

        The Penn National Gaming, Inc. 2003 Long Term Incentive Compensation Plan (the "LTIC Plan") authorizes the Company, at its discretion, to grant incentive awards to selected officers and key employees (including directors who are also employees) in the form of stock options, stock appreciation rights, restricted stock, performance shares, phantom units and other market-based and performance-based awards or any combination of the foregoing. In addition, the Company is also authorized to grant stock option awards to non-employee directors under the LTIC Plan. The LTIC Plan will replace the Company's 1994 Stock Option Plan, which expires in April 2004. Set forth below is a brief description of the major features of the LTIC Plan, which description is qualified in its entirety by reference to the text of the LTIC Plan. A copy of the LTIC Plan has been filed with the Securities and Exchange Commission as an appendix to this Proxy Statement.

Effective Date and Expiration

        The effective date of the LTIC Plan is June 1, 2003 and the termination date will be May 31, 2013. Although no awards may be made under the LTIC Plan after its termination date, awards made prior to the termination date may have a distribution or payout date after such termination date.

Number of Shares Available

        The LTIC Plan authorizes the use of up to 6,000,000 shares of Common Stock for awards during the term of the LTIC Plan. The number and kinds of shares covered by the LTIC Plan will be subject to adjustments by the Compensation Committee of the Board in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like changes in the Company's capital structure. On April 16, 2003, the closing price of the Company's common stock was $18.38.

Individual Limit

        The LTIC Plan limits to 1,000,000 the number of stock options (including performance accelerated stock options) that can be awarded to any individual during any year of the LTIC Plan. This individual limit allows the Company to meet the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code and any compensation received by certain senior officers as a result of the exercise of stock options or performance accelerated stock options granted under the LTIC Plan will not be subject to that Section's $1,000,000 per year deduction limit.

Administration

        The LTIC Plan is administered by the Compensation Committee of the Board which consists entirely of "outside directors," as defined for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has full authority to interpret the LTIC Plan and to establish rules for its administration. The form of each award granted under the LTIC Plan, and the number of shares of Common Stock or the amount of cash subject to each award, is determined by the Compensation Committee for all LTIC Plan participants who are subject to Section 16 of the Securities Exchange Act of 1934 and, as long as the Chief Executive Officer of the Company (the "CEO") is a director of the Company, by the CEO for all participants who are not subject to Section 16. In the event that the CEO is not a director of the Company, award determinations for participants not subject to Section 16 will be made by the Compensation Committee (references to "Compensation Committee" throughout this description of the features of the LTIC Plan shall be deemed to refer to either the Compensation Committee or the CEO, whichever may be appropriate in a given circumstance).

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Eligibility for Awards

        Awards can be made to any employee of the Company and of any future subsidiary that may elect to adopt the LTIC Plan. In addition, non-employee directors of the Company will be eligible to be granted nonqualified stock options under the LTIC Plan as long as there is not a separate equity compensation plan under which non-employee directors may be granted stock options. There are currently four non-employee directors of the Company. It is impossible to determine the exact number of persons who will be eligible under the LTIC Plan during its term because the selection of participants depends on discretionary decisions of the CEO and the Compensation Committee.

Awards

        The LTIC Plan provides for the award of stock options (both incentive stock options and nonqualified stock options), stock appreciation rights, performance shares, restricted stock, phantom units, performance accelerated stock options and cash value awards. Each of these awards (an "Award") is described more fully below. Award prices and the number and kinds of shares covered by the LTIC Plan and the Awards under the LTIC Plan will be subject to adjustments by the Compensation Committee in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like changes in the Company's capital structure. All Awards, other than nonqualified stock options, will be nontransferable other than by will or the laws of descent and distribution. The Compensation Committee may, in its sole discretion, allow nonqualified stock options to be transferable to family members (as defined in the LTIC Plan).

        Stock Options and SARs.    Options granted pursuant to the LTIC Plan may be either in the form of incentive stock options (which are options that meet the requirements of Section 422 of the Internal Revenue Code) or in the form of nonqualified stock options. A stock option gives the holder the right to purchase, during the term of the option, a number of shares of Common Stock at a price determined on the date the option is granted. The option exercise price and the time or times at which the option may be exercised are determined by the Compensation Committee at the time of grant. Under the LTIC Plan, the option price may be (i) not less than 100% of the fair market value of the Common Stock on the date of grant for incentive stock options and (ii) not less than 85% of fair market value of the Common Stock on the date of grant for nonqualified stock options. The option price may be paid in cash or, with the Compensation Committee's permission, in the form of Common Stock under such rules as the Compensation Committee may impose, based on the fair market value of such Common Stock on the date of exercise, or a combination of cash and Common Stock. However, in the case where the Compensation Committee permits payment in the form of Common Stock, only shares previously held by the optionee will be allowed to be used for such payment. When an option is exercised, no shares may be issued except upon receipt by the Company of full payment of the option price or upon the exercise and simultaneous sale of the option shares. Stock options may be exercised at such time or times as may be specified at the time of grant, but in no event more than ten years after the date of grant. The permissible vesting period for stock options may end no less than six months before the end of the option term.

        Stock Appreciation Rights ("SAR").    SARs may be granted in connection with a stock option granted under the LTIC Plan. SARs entitle the holder, upon exercise of the SAR, to receive an amount equal to the difference between the fair market value of the shares of Common Stock with respect to which the SAR is being exercised and the option price. Payment may be made in cash, in shares of Common Stock, or a combination of the two, as the Compensation Committee determines.

        Performance Shares.    Performance Shares give the holder the right to receive a designated number of shares of Common Stock (the actual amount may be on a sliding scale based on the attainment of specified performance goals) at the end of a specified performance period if specified performance

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goals are met. A performance period may be from one to five years. Performance goals are typically corporate objectives and include specified levels of earnings per share, return on investment, return on shareholder equity and other goals related to the performance of the Company, a particular business unit, corporate staff or individual performance. When circumstances occur that cause predetermined performance objectives to be an inappropriate measure of performance, the Compensation Committee, in its discretion, may adjust the performance goals. Performance Shares representing achievement of the target performance goals are issued in the grantee's name at the time of the award, but are held in custody by the Company during the performance period. The grantee is generally entitled to vote the shares and to receive any dividends payable in respect of the shares, but may not transfer them. If the target performance goals are met during the specified period, all shares held in custody will be released and delivered to the participant. If performance exceeds the performance target goals, the portion of the award in excess of the target will be paid in the form of cash or the Company's Common Stock, as determined by the Compensation Committee.

        Restricted Stock.    In a Restricted Stock Award, shares of Common Stock are granted to an employee for no consideration, but will be forfeited to the Company if the recipient ceases to be an employee of the Company or its subsidiaries (for any reason other than death, disability, transfer to a related entity or normal retirement) during a restriction period specified at the time of grant. The restriction period may be from one to five years. Like target Performance Shares, Restricted Stock is issued in the employee's name at the time of grant, but held in custody by the Company until the end of the restriction period. While the shares are held in custody, the employee will be entitled to vote the shares and to receive any dividends paid on such shares.

        Phantom or Restricted Stock Units.    A Phantom Unit does not give the holder the right to receive any shares of Common Stock, but instead involves the creation of an unfunded account for the participant, the value of which is measured by reference to the value of the Common Stock. Units vest and are payable at the end of the vesting period specified at the time of grant. The vesting period may be from one to five years. The Compensation Committee, in its discretion, may also grant Phantom Units payable in Common Stock at the time each unit vests. Such Phantom Units are referred to as Restricted Stock Units. During the vesting period, the Restricted Stock Units are treated in the same way and are subject to the same rules as are Phantom Units. However, once vested, payment for the Restricted Stock Units is made in an equivalent number of shares of Common Stock rather than cash.

        Performance Accelerated Stock Options.    The granting of Performance Accelerated Stock Options ("PASOs") is also permitted. PASOs are identical in all respects to stock options, except that the vesting of PASOs may be accelerated if certain specified performance goals are met during the term of the PASO.

        Cash Value Awards.    Cash Value Awards are awards, denominated in dollars, which are payable in cash or stock if specified performance goals are met by the end of a specified performance period. The performance goals applicable to Cash Value Awards will generally be similar to those applied to Performance Shares.

        Other Market-Based or Performance-Based Awards.    The LTIC Plan also permits the Compensation Committee to grant any other type of award that is valued in whole or in part by reference to the value of Common Stock, on such terms and conditions as it may determine.

Termination of Employment

        Awards made under the LTIC Plan which have not vested or become exercisable will generally be forfeited if the holder ceases to be an employee of the Company or its subsidiaries except in the case of termination as a result of a change of control (as defined in the LTIC Plan). See "Change of Control" below. If a holder shall voluntarily resign before eligibility for retirement (except for

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retirement with the approval of the Company) or shall be terminated by the Company or its subsidiaries for cause, the Awards that have become exercisable shall remain exercisable for a period of thirty days following the effective date of the termination of employment. In addition, the Compensation Committee may, in its sole discretion, accelerate the vesting or exercisability of the holder's Awards that are unvested or not exercisable at the time of the holder's termination of employment.

        Stock Options.    If a holder of stock options or SARs ceases to be employed by the Company or its subsidiaries because of a reduction in force, the participant's death or disability, retirement, transfer to a related entity or involuntary termination of employment for other than cause, all of his outstanding vested options and SARs will remain exercisable until the remaining term of the stock options or SARs ends.

        Performance Accelerated Stock Options.    If the holder of PASOs ceases to be employed by the Company or its subsidiaries because of the participant's retirement, death, disability or an involuntary termination of employment for a reason other than cause, any PASOs exercisable on the date of the holder's termination of employment may be exercised for the period up to the expiration date of the PASO. In the event of a reduction in force, a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, the Compensation Committee will determine the timing, terms and conditions for the exercise of the PASO, but not beyond the expiration date of the PASO.

        Restricted Stock and Phantom or Restricted Stock Unit Awards.    If a participant retires, dies or becomes disabled, all restrictions applicable to his Restricted Stock and Phantom or Restricted Stock Units will lapse. If the participant's employment is terminated due to a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, all restrictions will remain in effect until the end of the applicable restriction period.

        Performance Shares and Cash Value Awards.    A holder who retires will be entitled to his Performance Shares or Cash Value Awards at the end of the applicable performance period, to the extent that the applicable performance goals were met during the period. If the holder of Performance Shares or a Cash Value Award is terminated due to a reduction in force, he will be entitled to receive, at the end of the applicable performance period, the minimum payout provided under his Award, prorated to reflect the portion of the performance period during which he was an employee. If his employment terminates due to death or disability, he will be entitled to receive his Performance Shares or Cash Value Awards at the target award level on the date of termination. Cash Value Awards will only be payable in cash in the event of termination due to death or disability. If the participant's employment terminates due to a transfer to a related entity or a decrease in the Company's ownership of a subsidiary, all restrictions applicable to his Performance Shares and Cash Value Awards will remain in effect.

        Discretion.    The Compensation Committee generally has the discretion to provide for earlier vesting or to waive restrictions applicable to Awards, to the extent such modifications are deemed to be in the best interests of the Company.

Termination of Service by Non-Employee Directors

        If a non-employee director's service as a director terminates for any reason, his vested outstanding options granted under the LTIC Plan may be exercised until the options' termination date. In addition, a non-employee director's unvested options will be forfeited upon the termination of his service as a director except that the Compensation Committee may accelerate the vesting of unvested options in its discretion.

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Change of Control

        In the event of a change of control (as defined in the LTIC Plan), all outstanding stock options, SARs and PASOs will become immediately exercisable for the remainder of their terms and all other Awards will become fully payable within 30 days at the maximum level of performance.

Amendment or Termination of the LTIC Plan

        The Board of Directors of the Company can amend, suspend or terminate the LTIC Plan at any time but must seek shareholder approval to materially increase the benefits accruing to LTIC Plan participants, materially modify the requirements for eligibility, extend the term of the LTIC Plan or increase the number of shares of Common Stock that may be issued under the LTIC Plan. In addition, the Board will seek shareholder approval for any amendment if such approval is necessary under applicable law. No amendment of the LTIC Plan by the Board may adversely affect an Award previously granted under the LITC Plan without the consent of the Award recipient so affected, except in accordance with the LTIC Plan or the Award grant.

Federal Income Tax Consequences

        The LTIC Plan is not qualified under Section 401(a) of the Internal Revenue Code. The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of options and other Awards under the LTIC Plan. This description may differ from the actual tax consequences incurred by any individual participant in the Plan. Moreover, existing law is subject to change by new legislation, by new regulations, administrative pronouncements and court decisions or by new or clarified interpretations or applications of existing regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below.

        Stocks Options and PASOs.    There is no tax incurred by the participant (or expense deduction for the Company) upon the grant of stock options and PASOs, assuming that such Awards do not have a readily ascertainable fair market value. At the time of exercise of a nonqualified stock option or PASO, the difference between the exercise price and the fair market value of Common Stock on the date of exercise will constitute ordinary income. The Company will be allowed a deduction equal to the amount of ordinary income realized by the participant. In the case of incentive stock options, although no income is realized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value on the date of exercise over the exercise price is treated by the participant as an item of tax preference for alternative minimum tax purposes. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt or within two years after the grant of the stock option, gain or loss realized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition, the participant may realize ordinary income and the Company will be entitled to a deduction, equal to the amount of such income, at the time such income is realized by the participant.

        If a participant exercises an option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the exchange of the delivered shares, even if their then fair market value is different from the participant's tax basis in the shares. However, the exercise of the option is taxed, and the Company generally is entitled to a deduction, in the same way that it would be if the participant had paid the exercise price in cash. Provided the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be equal to his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received

10

upon exercise of an option in whole or in part with shares will be the same as it would be if the participant had exercised solely for cash.

        SARs.    The participant will not realize any income at the time of grant of a SAR. Upon the exercise of a SAR, any cash received and the fair market value on the exercise date of any shares of Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

        Restricted Stock.    A participant normally will not realize taxable income upon the grant of a Restricted Stock Award, and the Company will not be entitled to a deduction, until the termination of the restrictions, except with respect to the dividends, or dividend equivalents, received by the participant. Upon termination of the restrictions, the participant will realize ordinary income in an amount equal to the fair market value of the Common Stock at that time and the Company will be entitled to a deduction in the same amount. However, a participant may elect to realize ordinary income in the year the Restricted Stock is awarded in an amount equal to the fair market value at the time of the grant, determined without regard to the restrictions. In this event, the Company will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon subsequent disposition of the stock will be capital gain or loss. If, after making this election, any Restricted Stock is forfeited, or if the market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a deduction for the loss.

        Phantom or Restricted Stock Units, Performance Awards, Cash Value Awards and Other Market or Performance-Based Awards.    A participant normally will not realize taxable income upon the award of Phantom or Restricted Stock Units, Performance Awards, Cash Value Awards or other Market-Based Awards or Performance-Based Awards. Subsequently, when the conditions and requirements established with respect to the grants have been satisfied and the payment amount determined, any cash and the fair market value of any shares of Common Stock received, or not subject to a substantial risk of forfeiture, whichever occurs earlier, will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount. Performance Awards up to target level are subject to the same tax consequences as Restricted Stock described above.

        Withholding.    The Company shall have the right to reduce the number of shares of Common Stock deliverable pursuant to the LTIC Plan by an amount which would have a fair market value equal to the amount of all federal, state, or local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment to be made to the participant pursuant to the LTIC Plan or otherwise.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to the Chief Executive Officer and the four top-paid executive officers, to the extent that total compensation exceeds $1 million per covered officer in any taxable year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of nonqualified stock options granted under the LTIC Plan qualifies as performance-based compensation for purposes of Section 162(m) if the grants were made by a committee of "outside directors" as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of nonqualified stock options will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation. Accordingly, all compensation deemed paid with respect to those options should be deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

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Certain Accounting Consequences

        Under current generally accepted accounting principles, neither the grant nor the exercise of stock options or PASOs with an exercise price equal to 100% of the fair market value of the underlying shares on the date of grant will result in a charge to the Company's earnings. However, generally accepted accounting principles are subject to change and the Financial Accounting Standards Board is considering a proposal to require that the grant of stock options and PASOs result in a charge against earnings. The award of SARs does require a charge against earnings for the appreciation on the SARs that have become exercisable and that are anticipated will be exercised. The amount of such charge is dependent upon the amount, if any, by which the fair market value of the Company's Common Stock exceeds the option price provided for in the related option. As to Phantom Units, a charge against earnings over the vesting period is required for the fair market value of equivalent shares of Common Stock at the time of grant adjusted for changes in stock price. With respect to awards of Performance Shares, periodic estimates of the compensation expense will be charged against the Company's earnings over the performance period based on the likelihood that performance goals will be achieved and the movement in Common Stock price; the aggregate compensation expense will equal the number of shares ultimately earned multiplied by the market price of the Company's Common Stock at the end of the performance period. The fair market value of the shares of Restricted Stock Awards on the date of award will be charged ratably against earnings as compensation expense over the restriction period.

Compliance With Laws

        The LTIC Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. It is intended that the LTIC Plan be operated and administered in compliance with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, which limits the transactions involving Common Stock in which executive officers may engage. If any provision of the LTIC Plan would be in violation of Rule 16b-3, if applied as written, such provision shall not be given effect as written but shall be interpreted so as to comply with Rule 16b-3, as determined by the Compensation Committee. The Board of Directors is authorized to amend the LTIC Plan and to make any such modifications to grants of Award under the LTIC Plan to comply with Rule 16b-3, and to make any such other amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the LTIC Plan in light of any amendments made to Rule 16b-3.

New Plan Benefits

        The future number, amount and type of Awards to be received by or allocated to eligible participants under the LTIC Plan cannot be determined at this time. Awards with respect to the authorized shares remaining to be granted under the LTIC Plan will be made in the future based on decisions made by the Compensation Committee at such time.

        The Board of Directors unanimously recommends that shareholders vote FOR the proposal to approve the LTIC Plan.

12

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes certain information with respect to the Company's compensation plans and individual compensation arrangements under which the Company's equity securities have been authorized for issuance as of the fiscal year ended December 31, 2002:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by shareholders	2,933,166	$8.55	735,000

Equity compensation plans not approved by shareholders	—	—	—

Total	2,933,166	$8.55	735,000

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SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock, as of April 4, 2003, by each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock, each director, the chief executive officer and each of the four other most highly compensated executive officers of the Company and all of the executive officers and directors of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them except as otherwise described in the footnotes to the table. Unless otherwise indicated in the footnotes to the table, the address of each such person is c/o the Company, 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 4, 2003 are deemed outstanding for computing the percentage beneficially owned by such holder, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of Common Stock outstanding as of April 4, 2003 (39,274,034 shares).

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Peter M. Carlino(1)(2)	8,054,104	20.1%
Harold Cramer(2)(3)	6,449,004	16.4%
Peter D. Carlino(4)	6,422,504	16.4%
Richard J. Carlino(5)	6,046,348	15.4%
David E. Carlino(5)	6,046,348	15.4%
Carlino Family Trust(6)	6,046,348	15.4%
David A. Handler(2)	120,290	*
Kevin DeSanctis(2)	125,000	*
William J. Clifford(2)	25,000	*
Robert S. Ippolito(2)	34,200	*
John M. Jacquemin(2)	23,700	*
Joseph A. Lashinger, Jr.(7)	10,000	*
Robert P. Levy(2)	7,500	*
All executive officers and directors as a group (10 persons) (2)	8,831,200	21.8%
Baron Capital Group, Inc.(8)	3,364,000	8.6%

*
Less than 1%.

(1)
The number of shares in the table includes 6,046,348 shares owned by an irrevocable trust (the "Carlino Family Trust") among Peter D. Carlino, his eight children and the former spouse of one of his children, as settlors, and certain trustees, as to which Peter M. Carlino has sole voting power for the election of directors and certain other matters and Peter D. Carlino, Peter M. Carlino, David E. Carlino, Richard J. Carlino and Harold Cramer have shared investment power and shared voting power with respect to certain matters; and 1,176,756 shares owned jointly by Mr. Carlino and his wife, Marshia Carlino.

(2)
Includes shares that may be acquired upon the exercise of outstanding options that are exercisable within 60 days of April 4, 2003, as follows: Peter M. Carlino, 831,000 shares; Harold Cramer, 22,500 shares; Robert S. Ippolito, 30,500 shares; David A. Handler; 52,500 shares; John M. Jacquemin, 22,500 shares; Kevin DeSanctis, 125,000 shares; William J. Clifford, 25,000 shares; Robert P. Levy, 7,500 shares; and all executive officers and directors as a group, 1,155,250 shares.

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(3)
The number of shares in the table includes 6,046,348 shares owned by the Carlino Family Trust, and an aggregate of 356,156 shares owned by a marital trust for the benefit of Peter D. Carlino and by a residuary trust for the benefit of Peter D. Carlino and Peter D. Carlino's children as to both of which Harold Cramer has shared investment power and shared voting power.

(4)
The number of shares in the table includes 6,046,348 shares owned by the Carlino Family Trust, as to which Peter D. Carlino has shared investment and voting power with respect to certain matters; and 356,156 shares owned by a marital trust for the benefit of Peter D. Carlino and by a residuary trust for the benefit of Peter D. Carlino and Peter D. Carlino's children as to both of which Peter D. Carlino has shared investment power and shared voting power.

(5)
The number of shares in the table includes 6,046,348 shares of Common Stock owned by the Carlino Family Trust, as to which David E. Carlino and Richard J. Carlino have shared investment power and shared voting power.

(6)
Represents an irrevocable trust among Peter D. Carlino, his eight children and the former spouse of one of his children, as settlors, and certain trustees, as to which Peter M. Carlino has sole voting power for the election of directors and certain other matters and Peter D. Carlino, Peter M. Carlino, David E. Carlino, Richard J. Carlino and Harold Cramer have shared investment power and shared voting power with respect to certain matters.

(7)
Includes 10,000 shares that may be acquired by Mr. Lashinger upon the exercise of outstanding options that are exercisable within 60 days of April 4, 2003. Mr. Lashinger resigned as Vice President/General Counsel of the Company effective April 5, 2002. The address for Mr. Lashinger is 115 Spy Glass Drive, Blue Bell, PA 19341.

(8)
According to their joint Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003, Ronald Baron, Baron Capital Group, Inc. ("BCG"), BAMCO, Inc. and Baron Capital Management, Inc. ("BCM") beneficially own 3,364,000 shares, 3,364,000 shares, 2,580,000 shares and 784,000 shares respectively; Mr. Baron, BCG and BCM each have sole voting and dispositive power with respect to 240,000 shares; and Mr. Baron, BCG, BAMCO, Inc., and BCM have shared voting and dispositive power with respect to 3,124,000 shares, 3,124,000 shares, 2,580,000 shares and 544,000 shares, respectively. The address for Ronald Baron, BCG, BAMCO, Inc., and BCG is 767 Fifth Avenue, New York, NY 10153.

15

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

        The following table sets forth information with respect to all compensation awarded to, earned by or paid for services rendered to the Company by (a) the Company's Chief Executive Officer and (b) each of the four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") during the last completed fiscal year.

Summary Compensation Table

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus(1)		Securities Underlying Options Granted(2)	All Other Compensation
Peter M. Carlino Chairman of the Board Chief Executive Officer	2002 2001 2000	$ $ $	600,000 456,731 380,000	$ $	550,000 150,000 100,000	150,000 150,000 150,000	$ $ $	263,398 256,833 242,969	(3) (3) (3)
Kevin DeSanctis President and Chief Operating Officer(5)	2002 2001	$ $	575,000 403,846	$ $	525,000 150,000	100,000 300,000		$8,985 —	(4)
William J. Clifford Chief Financial Officer and Sr. Vice President, Finance(7)	2002 2001	$ $	275,000 111,058	$ $	250,000 35,000	50,000 100,000	$ $	17,023 11,327	(6) (6)
Robert S. Ippolito Vice President, Secretary & Treasurer	2002 2001 2000	$ $ $	165,000 162,500 155,500	$ $ $	150,000 40,000 33,750	30,000 30,000 30,000	$ $ $	14,839 14,670 5,589	(8) (8) (8)
Joseph A. Lashinger, Jr. Former Vice President/ General Counsel(10)	2002 2001 2000	$ $ $	88,461 223,231 200,000	$ $ $	25,000 70,000 45,000	— 30,000 30,000	$ $ $	234,773 10,534 4,368	(9) (6) (6)

(1)
These amounts reflect the bonuses earned for 2002, 2001 and 2000. Bonus amounts that appeared in the summary compensation tables of the Company's previous proxy statements reflected the amounts of bonus actually paid in the years represented.

(2)
Options granted have been adjusted to reflect the Company's June 25, 2002 two-for-one stock split.

(3)
Represents (i) contributions of $36,398, $18,833 and $4,969 in 2002, 2001, and 2000, respectively made by the Company to its deferred compensation, profit sharing and 401(k) plans for the account of Peter M. Carlino; and (ii) life insurance policy premiums of $227,000, $238,000 and $238,000 in 2002, 2001 and 2000, respectively, paid by the Company on behalf of certain irrevocable trusts created by Peter M. Carlino. No premium payments were made by the Company after September 2002. See "Certain Transactions" beginning on page 19.

(4)
Represents (i) contributions of $5,500 made by the Company to its deferred compensation, profit sharing and 401(k) plans for the account of Kevin DeSanctis; and (ii) life insurance policy premiums of $3,485 paid by the Company on behalf of Mr. DeSanctis.

(5)
Mr. DeSanctis joined the Company on February 15, 2001.

(6)
Represents amounts contributed by the Company to its deferred compensation, profit sharing and 401(k) plans for the account of the executive officer.

(7)
Mr. Clifford joined the Company on July 30, 2001.

(8)
Represents (i) contributions of $12,069, $11,901 and $2,820 in 2002, 2001 and 2000, respectively made by the Company to its deferred compensation, profit sharing and 401(k) plan for the account of Mr. Ippolito; and (ii) a premium of $2,769, paid by the Company in each year pursuant to a split dollar life insurance arrangement between Mr. Ippolito and the Company. No premium payments were made by the Company after September 2002.

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(9)
Represents (i) $4,773 contributed by the Company to its deferred compensation, profit sharing and 401(k) plans for the account of Mr. Lashinger; and (ii) a severance payment of $230,000 pursuant a Separation Agreement between Mr. Lashinger and the Company.

(10)
Mr. Lashinger resigned as Vice President/General Counsel of the Company effective April 5, 2002.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding stock options granted during 2002 to the executive officers named in the Summary Compensation Table.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percentage of Total Options Granted to Employees in Fiscal Year 2002(2)
	Number of Securities Underlying Options Granted(1)
NAME			Exercise Price Per Share(3)	Expiration Date
					5%(4)	10%(4)
Peter M. Carlino	150,000	14.49%	$14.84	1/2/12	$1,399,919	$3,547,671
Kevin DeSanctis	100,000	9.66%	$14.84	1/2/09	$604,137	$1,407,896
William J. Clifford	50,000	4.29%	$14.84	1/2/09	$302,068	$703,948
Robert S. Ippolito	30,000	2.90%	$14.84	1/2/09	$181,241	$422,369
Joseph A. Lashinger, Jr.(5).	—	—	—	—	—	—

(1)
Adjusted to reflect the Company's June 25, 2002 two-for-one stock split. Options granted to Messrs. Carlino, DeSanctis, Clifford and Ippolito vest one-quarter on the first anniversary of the date of grant, and one-quarter on each succeeding such anniversary.

(2)
Based on a total number of options granted to employees of 1,035,500.

(3)
The exercise price is equal to the closing price of the Company's Common Stock on the date of grant.

(4)
Potential realizable value is based on an assumption that the market price of the Company's Common Stock appreciates at the stated rates compounded annually, from the date of grant until the end of the respective option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(5)
Mr. Lashinger resigned as Vice President/General Counsel of the Company effective April 5, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table provides information with respect to the executive officers shown in the Summary Compensation Table concerning stock options exercised during 2002 and the value of vested and unvested unexercised options held as of December 31, 2002. There are no outstanding stock appreciation rights.

			Number of Securities Underlying Unexercised Options at December 31, 2002(1)
					Value of Unexercised In-the-Money Options at December 31, 2002
Name	Shares Acquired on Exercise(1)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Peter M. Carlino	600,000	$6,130,650	693,500	362,500	$9,063,730	$2,552,250
Kevin DeSanctis	50,000	$685,889	25,000	325,000	$263,750	$2,475,750
William J. Clifford	12,500	$107,983	12,500	125,000	$79,750	$529,500
Robert S. Ippolito	66,500	$908,909	3,000	72,500	$37,920	$510,450
Joseph A. Lashinger, Jr.(2)	37,500	$534,247	—	20,000	—	$230,870

(1)
Adjusted to reflect the Company's June 25, 2002 two-for-one stock split.

(2)
Mr. Lashinger resigned as Vice President/General Counsel of the Company effective April 5, 2002.

17

Employment Agreements

        On April 12, 1994, the Company entered into employment agreements with Peter M. Carlino, its Chairman and Chief Executive Officer, and Robert S. Ippolito, its Vice President, Secretary and Treasurer, that were amended on June 1, 1999. The agreements have automatically renewed and are now from year to year. The agreements may be terminated at the election of the Company if the employee becomes disabled, the employee loses certain regulatory licensure, the employee is convicted of a felony, upon a material breach of the agreement not cured within 30 days of written notice of breach and, in the case of Mr. Ippolito's agreement only, upon 90 days written notice. Each agreement sets a minimum base salary that may be increased on an annual basis and provides for additional compensation and bonuses as may be awarded from time to time by the Board of Directors. For 2002, Mr. Carlino's annual salary was $600,000, and Mr. Ippolito's annual base salary was $165,000. Each agreement also prohibits the respective employee from competing with the Company during its term and for one year thereafter, prohibits the disclosure of confidential information of the Company and requires a death benefit payment by the Company based on the employee's annual salary in effect at the time of his death.

        Effective as of February 15, 2001, the Company entered into an employment agreement with Kevin DeSanctis, its President and Chief Operating Officer that expired on February 14, 2003. The agreement provided for a minimum base salary that could be increased on an annual basis. For 2002, Mr. DeSanctis's annual salary was $575,000. During its term and for two years thereafter, the employment agreement prohibited Mr. DeSanctis from revealing confidential information of the Company and from soliciting the services of any employee of the Company, its subsidiaries or affiliated companies. Mr. DeSanctis and the Company have agreed, in principal, to enter into a new employment agreement, which will be effective as of February 15, 2003 and expire on December 31, 2005 and will provide for a minimum base salary of $675,000 (subject to future adjustment), the payment of bonuses based on Mr. DeSanctis's and the Company's performance, the payment by the Company of the premiums on a $5 million life insurance policy for the benefit of Mr. DeSanctis, and other customary terms and conditions.

        On July 30, 2001, the Company entered into an employment agreement with William J. Clifford, its Chief Financial Officer and Senior Vice President, Finance. The agreement provides for a minimum base salary, subject to upward adjustment, and the payment of bonuses based on Mr. Clifford's and the Company's performance. Mr. Clifford's salary was $275,000 in 2002. The initial term of the agreement is from July 30, 2001 to July 30, 2003 and automatically renews for one-year periods unless either party gives written notice of its desire to terminate. If, after the completion of the initial term, the Company elects, without cause, to not continue the agreement or elects not to offer an "at will" employment agreement to Mr. Clifford, Mr. Clifford is entitled to receive a severance allowance equal to the full amount of Mr. Clifford's then annual base salary and six months' health insurance benefits. The agreement may be terminated by the Company for "Cause" (as defined in the agreement), for performance-related reasons or because of death or total disability. The agreement prohibits Mr. Clifford from competing with the Company during its term and for any period thereafter for which Mr. Clifford is receiving severance payments from the Company as well as disclosure of trade secrets of the Company.

        The Company entered into a separation agreement with Joseph A. Lashinger, Jr., which was effective as of April 5, 2002. The agreement provided for a severance payment of $230,000 and a bonus payment of $75,000. In addition, the Company agreed to take all actions necessary to vest a portion of Mr. Lashinger's unvested options to purchase shares of the Company's Common Stock, provided that Mr. Lashinger not exercise such options until the date they would have otherwise been vested. Under the separation agreement, the Company transferred ownership of a $300,000 life insurance policy on Mr. Lashinger to Mr. Lashinger and provided, at its cost, medical benefits to Mr. Lashinger through April 4, 2003. Pursuant to the agreement, Mr. Lashinger agreed to keep secret all confidential information about the Company that he obtained during his employment.

18

Certain Transactions

        In August 1994, the Company signed a consulting agreement with Peter D. Carlino, theformer Chairman of the Company. Pursuant to the consulting agreement, as amended, Peter D. Carlino receives an annual fee of $135,000. Peter D. Carlino is the father of Peter M. Carlino, the Chairman of the Board and Chief Executive Officer of the Company.

        The Company paid premiums on life insurance policies (the "Policies") on behalf of certain irrevocable trusts (the "Trusts") created by the Company's Chief Executive Officer ("CEO"). The policies cover the CEO's life and that of his spouse. The Trusts are the owners and beneficiaries of the policies and are obligated to reimburse the Company for all premiums paid when the insurance matures or upon death. As of December 31, 2002, the Company has recorded receivables from such trusts in the amount of $1,418,000. The Company paid premiums of $238,000, $238,000, and $227,000 in 2000, 2001, and 2002, respectively. No premium payments were made after September 2002.

        The Company currently leases 11,045 square feet of office space in two office buildings in Wyomissing, Pennsylvania for our executive offices. The office buildings are owned by affiliates of Peter M. Carlino, the Company's Chairman and Chief Executive Officer. These two properties were developed by the Carlino Development Group, of which Peter M. Carlino is the chairman. These leases expire in March 2005 and June 2012 and provide for minimum annual future payments of $238,000. The Company believes that the lease terms are not less favorable than lease terms that could have been obtained from an unaffiliated third party.

        Prior to March 6, 2003, the Company leased an aircraft from a company owned by Mr. Jacquemin, an outside director of the Company. The lease provided for monthly payments of $27,775. The Company believes that the lease terms were not less favorable than lease terms that could have been obtained from an unaffiliated third party. On March 6, 2003, this lease was refinanced and a new lease was entered into between the Company and General Electric Capital Corporation.

        Certain other transactions are described under the caption "Compensation Committee Interlocks and Insider Participation."

Compensation Committee Interlocks and Insider Participation

        The current members of the Company's Compensation Committee are Messrs. Cramer and Handler. David A. Handler is a Senior Managing Director of Bear Stearns and Co., Inc. During 2002, Bear Stearns and Co., Inc. performed certain financial advisory and investment banking services for the Company. In addition, Bear Stearns and Co. was a joint lead arranger of, and is the administrative agent under, the $800 million senior secured credit facility the Company entered into on March 3, 2003. The Company anticipates that Bear Stearns and Co. may continue to be retained to perform services in the future. The services performed during 2002 were provided to the Company on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties and Bear Stearns and Co.'s compensation in connection with such services did not exceed five percent (5%) of Bear Stearns and Co.'s consolidated gross revenues for its last full fiscal year.

        No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving as equivalent function) of any other entity, whose executive officers served as a member of the Compensation Committee of the Company.

        Notwithstanding anything to the contrary, the following reports of the Compensation Committee and the Audit Committee and the performance graph on page 23 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

19

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Company's executive officer compensation program is administered and reviewed by the Compensation Committee of the Board of Directors. The Compensation Committee consists of two non-employee directors of the Company who are independent under the current Marketplace Rules of the National Association of Securities Dealers, Inc.

Policies and Mission

        The Compensation Committee has determined that compensation of executive officers should include a mixture of short and long range compensation plans that attract, motivate and retain competent executive personnel and encourage increases in the Company's productivity and profitability. As such, the Company's policy is that executive compensation should be directly and materially related to the short-term and long-term operating performance and objectives of the Company. To achieve these ends, executive compensation, including base salary and stock option grants, is to a significant extent dependent upon the Company's financial performance and the return on its Common Stock. However, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee also attributes significant weight to other factors in determining executive compensation, such as maintaining competitiveness, implementing capital improvements, expanding markets and achieving other long-range business and operating objectives. Key factors considered by the Compensation Committee during the year 2002 were: the negotiation and execution of a definitive agreement to acquire Hollywood Casino Corporation, the negotiation of the Company's new credit agreement, the completion of the expansion of the Casino Magic—Bay St. Louis hotel, the development of the organization of the Company, the expansion and continued strong operating results of the Charles Town Entertainment Complex in West Virginia, the Company's completion of debt and equity offerings, the completion of the acquisition of Bullwhackers Casino, the adjoining Bullpen Sports Casino and Silver Hawk Saloon and Casino in Black Hawk, Colorado and the Company's increased regulatory compliance activity.

Compensation Program

        To determine appropriate levels of executive compensation, the Compensation Committee periodically reviews the executive compensation programs and policies of the Company's competitors, in addition to a broader group of companies in its marketplace, to ensure that the Company's plans and practices are competitive and appropriately based on the Company's performance and compensation philosophy. The key components of the Company's compensation program are base salary, equity participation in the form of stock options and annual incentive bonus awards.

        Base Salary.    The Compensation Committee seeks to structure executive base salaries competitive with those of similarly situated companies and reviews each executive officer's salary on an annual basis. The base salaries for Peter M. Carlino, Kevin DeSanctis, William J. Clifford and Robert S. Ippolito are set pursuant to employment agreements, but the Compensation Committee may change such base salaries at its discretion. In setting and adjusting base salary levels for individual executives, the Compensation Committee considers factors such as the executive's scope of responsibility, the executive's performance, the performance of the Company, future potential and overall competitive positioning relative to comparable positions at other companies. In making salary decisions, the Compensation Committee exercises subjective judgment using no specific weights for the previously discussed factors.

        Stock Options.    Stock options are granted under the provisions of the Company's 1994 Stock Option Plan. Stock options are granted to reinforce the importance of improving shareholder value over the long-term and to encourage and facilitate executive stock ownership. Stock options are granted at not less than 100% of the fair market value of the stock on the date of grant to ensure that

20

executives can be rewarded only for appreciation in the price of the Common Stock where the Company's shareholders are similarly benefited. The Compensation Committee determines and designates the executive officers who receive stock options. In making grants to executive officers, the Compensation Committee establishes levels of participation for the stock option program based upon each executive officer's position in the Company, performance, tenure and future potential, without giving particular weight to one factor.

        Annual Bonus.    The Compensation Committee of the Board of Directors adopted a bonus plan for certain officers and members of management of the Company effective for the Company's 2002 fiscal year (the "Bonus Plan"). The Bonus Plan provided that bonuses equal to a percentage of base salary would be paid to participants in the bonus plan upon the Company's achievement of predetermined earnings per share ("EPS") targets for the 2002 fiscal year. The Company's EPS was within the Bonus Plan's target range, and bonuses ranging from 5% of base salary to 50% of base salary were paid, based on the participant's position at the Company. The Compensation Committee also awarded discretionary bonuses in addition to the amounts paid under the Bonus Plan to the Named Executive Officers. The additional discretionary bonuses were based upon such executives' contribution to the Company's numerous accomplishments during 2002, including, among other items, the negotiation and execution of a definitive agreement to acquire Hollywood Casino Corporation, the Company's completion of debt and equity offerings, the completion of the acquisition of Bullwhackers Casino and the expansion and continued strong operating results of the Charles Town Entertainment Complex in West Virginia.

Compensation of the Chief Executive Officer

        The compensation of Peter M. Carlino, the Chief Executive Officer, is made up of base salary as well as variable compensation that is at risk and tied to competitive corporate business results. Mr. Carlino received a salary of $600,000 and a bonus of $550,000 in 2002. In addition, in 2002, Mr. Carlino was granted options to purchase 150,000 shares of Common Stock. The Compensation Committee believes that Mr. Carlino's current base salary and his total compensation opportunity are each in line with those of CEOs of comparable companies.

        In establishing Mr. Carlino's compensation package, the Compensation Committee assessed the Company's and Mr. Carlino's performance in 2002. The Compensation Committee considered Mr. Carlino's demonstrated management skills, his expertise in the gaming and racing industries, his success in implementing the Company's strategic plans and his development of the organization of the Company. The Compensation Committee also considered the improvement in profitability of the Company, the performance of the Common Stock, the Company's financial performance compared with companies engaged in similar activities, the Company's revenue growth and expense management, the Company's completion of debt and equity offerings, the strong operating results of the Charles Town Entertainment Complex in West Virginia and the Company's acquisition activity during 2002, including the acquisition of Bullwhackers Casino and the successful negotiations for the acquisition of Hollywood Casino Corporation. Mr. Carlino was granted a bonus under the Bonus Plan because the EPS goals that were established by the Compensation Committee had been met. In addition, Mr. Carlino received a discretionary bonus in addition to the amount awarded under the Bonus Plan, which was based upon the previously discussed assessment of Mr. Carlino's and the Company's achievements during 2002. The stock options awarded to Mr. Carlino were intended to reflect the total shareholder return achieved in 2002 and that the creation of additional shareholder value would be an aspect of Mr. Carlino's future compensation opportunity.

Compensation Committee of the Board of Directors Harold Cramer, Chairman David A. Handler

21

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors consists of John M. Jacquemin (Chairman), Harold Cramer and Robert P. Levy, all of whom are independent directors under the current Marketplace Rules of the National Association of Securities Dealers, Inc., and operates under a written charter adopted by the Board of Directors that complies with the rules adopted by the National Association of Securities Dealers, Inc. A copy of the written charter was included as Exhibit A to the Company's 2001 Proxy Statement filed with the Securities and Exchange Commission on April 23, 2001.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

        The Audit Committee members are not professional accountants, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        In this context, in 2002, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the firm's independence.

        Based upon Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors John M. Jacquemin, Chairman Harold Cramer Robert P. Levy

22

COMPARATIVE STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return for the Company's Common Stock since December 31, 1997 to the total returns of the NASDAQ Market Index and two different peer group indices. The Company has elected to change the peer group to which its stock's performance is compared from the peer group reflected in last year's Proxy Statement. Accordingly, the graph presented below includes comparisons with both last year's peer group index of six competing gaming and racing companies (Ameristar Casinos, Inc., Argosy Gaming Company, Churchill Downs Inc., Hollywood Casino Corporation, MTR Gaming Group, Inc. and Pinnacle Entertainment, Inc) and the new peer group index of seven competing gaming and racing companies (Ameristar Casinos, Inc., Argosy Gaming Company, Boyd Gaming Corp., Isle of Capri Casinos, Inc., MTR Gaming Group, Inc., Pinnacle Entertainment, Inc., and Station Casinos, Inc.). The Company has elected to change the peer group as it believes the companies included in the new peer group are more reflective of the Company's business and therefore provide a more meaningful comparison of stock performance. The comparative returns shown in the graph assumes the investment of $100 in the Company's Common Stock, the NASDAQ Market Index and each of the two peer group indices on December 31, 1997 and assumes the reinvestment of all dividends. The Company has not paid cash dividends on its Common Stock. Historic price is not indicative of future stock price.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG PENN NATIONAL GAMING, INC.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

	Year Ended
Index Description
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Penn National Gaming, Inc.	100.00	71.79	92.31	104.49	311.18	325.33
Old Peer Group	100.00	64.40	137.78	147.39	231.96	168.90
New Peer Group	100.00	59.33	157.95	139.92	190.10	197.13
NASDAQ Market Index	100.00	141.04	248.76	156.35	124.64	86.94

23

OTHER MATTERS

        The Company has mailed a 2003 Annual Report to Shareholders and a proxy card together with this proxy statement to all shareholders of record at the close of business on April 4, 2003. The Board of Directors does not know of any other business that will be presented for consideration at the Annual Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting and Proxy Statement may be acted on at the Annual Meeting. If any other business does properly come before the Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of the Company's Common Stock and any other equity securities of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company, or written representations from certain reporting persons that no such Forms were required to be filed by such persons, the Company believes that all its executive officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them during 2002.

Shareholder Proposals

        Shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Shareholders must submit the same to the Company on or before December 24, 2003, at the Company's principal executive office, Wyomissing Professional Center, 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, directed to the attention of the Corporate Secretary. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company is Proxy Statement for the 2004 Annual Meeting of shareholders. If any shareholder wishes to present a proposal at the 2004 Annual Meeting that is not included in the Company's Proxy Statement for that meeting and fails to submit that proposal on or before March 8, 2004, the proxy holders will be allowed to use their discretionary authority when the proposal is raised at the Company's 2004 Annual Meeting of Shareholders, without any discussion of the matter in the proxy statement for that meeting.

Householding of Proxy Materials

        Certain shareholders who share the same address may receive only one copy of the Proxy Statement and the Company's 2003 Annual Report to Shareholders in accordance with a notice delivered earlier this year from such shareholders' bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or the Annual Report, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting the Company by telephone at (610) 373-2400 or in writing at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Attention: Corporate Secretary. Shareholders who are requesting to commence or

24

discontinue householding should provide their name, the name of their broker, bank or other record holder, and their account information.

The Company's Annual Report on Form 10-K

        The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002 including financial statements and the schedules thereto. Such written requests should be directed to the Company at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Attention: Corporate Secretary.

By Order of the Board of Directors,
/s/ ROBERT S. IPPOLITO
April 22, 2003	Secretary

25

Appendix A

         PENN NATIONAL GAMING, INC.

2003 LONG TERM INCENTIVE COMPENSATION PLAN

(Effective on June 1, 2003)

Table of Contents

Page
ARTICLE I PURPOSE	1
ARTICLE II DEFINITIONS AND CONSTRUCTION	1
Section 2.1	Definitions	1
(1)	Accelerated Date	1
(2)	Act	1
(3)	Attributable Shares	1
(4)	Award	1
(5)	Award Commitment	1
(6)	Award Items	1
(7)	Base Salary	2
(8)	Beneficiary	2
(9)	Board	2
(10)	Bonus	2
(11)	Cash Value Award or CVA	2
(12)	CEO	2
(13)	Change of Control	2
(14)	Code	2
(15)	Committee	2
(16)	Common Stock	2
(17)	Company	2
(18)	Date of Grant	2
(19)	Disability	2
(20)	Effective Date	2
(21)	Fair Market Value	2
(22)	Grantee	3
(23)	Grantor	3
(24)	Incentive Stock Option or ISO	3
(25)	Maximum Award	3
(26)	Minimum Award	3
(27)	Nonqualified Option	3
(28)	Nonreporting Person	3
(29)	Normal Retirement Date	3
(30)	Normal Vesting Date	3
(31)	Option or Stock Option	3
(32)	Optionee	3
(33)	Option Period	4
(34)	Option Price	4
(35)	Other Market-Based Awards	4
(36)	Other Performance-Based Awards	4
(37)	Participating Subsidiary	4
(38)	PASO Period	4
(39)	Payout Schedule	4
(40)	Performance Accelerated Stock Option or "PASO"	4
(41)	Performance Goal	4
(42)	Performance Period	4
(43)	Performance Share	4
(44)	Performance Share Award	4
(45)	Performance Share Fair Market Value	4
(46)	Phantom Unit	4
(47)	Phantom Unit Award	4
(48)	Phantom Unit Fair Market Value	4
(49)	Reduction in Force	4
(50)	Related Entity	5
(51)	Reporting Person	5

i

(52)	Restricted Stock	5
(53)	Restricted Stock Award	5
(54)	Restricted Stock Unit	5
(55)	Restricted Stock Unit Award	5
(56)	Restricted Period	5
(57)	Restriction Range	5
(58)	Retirement	5
(59)	Rule 16b-3	5
(60)	SAR Fair Market Value	5
(61)	Stock Appreciation Right or SAR	5
(62)	Stock Appreciation Right Award	5
(63)	Stock Option Award	5
(64)	Subsidiary	5
(65)	Substitution Awards	6
(66)	Suspension Period	6
(67)	Target Award	6
Section 2.2	Construction	6
ARTICLE III STOCK AVAILABLE FOR AWARDS		6
Section 3.1	Common Stock	6
Section 3.2	Number of Shares Deliverable	7
Section 3.3	Reusable Shares	7
Section 3.4	Shares Not Charged Against Available Shares	7
ARTICLE IV AWARDS AND AWARD COMMITMENTS		7
Section 4.1	General	7
Section 4.2	Eligibility	8
Section 4.3	Terms and Conditions; Award Commitments	8
4.3.1	Terms and Conditions	8
4.3.2	Award Commitments	8
ARTICLE V OPTIONS AND STOCK APPRECIATION RIGHTS		8
Section 5.1	Award of Options	8
5.1.1	Grants	8
5.1.2	Types of Options	9
5.1.3	Maximum Award To An Individual	9
Section 5.2	Option Price	9
Section 5.3	Option Periods	9
Section 5.4	Exercise of Options	9
5.4.1	Exercisability 11	9
5.4.2	Certain Limitations	9
5.4.3	Method of Exercise	9
Section 5.5	Time and Method of Payment	9
5.5.1	Form of Payment	9
5.5.2	Time of Payment	10
5.5.3	Methods for Tendering Shares	10
5.5.4	ISO Limitation	10
Section 5.6	Delivery of Shares	10
Section 5.7	Shareholder Rights	10
Section 5.8	Incentive Stock Options	10
5.8.1	Individual Limitation	10
5.8.2	Code Qualification	10
5.8.3	Notice of Disposition	11
Section 5.9	Stock Appreciation Rights Awards	11
5.9.1	Grants	11
5.9.2	SAR Exercise	11
5.9.3	Value of SAR Payment	11
5.9.4	Time and Method of Payment	11

5.9.5	Effect of SAR and Option Exercises	12
5.9.6	Nature of SARs	12
Section 5.10	Performance Accelerated Stock Options Awards	12
5.10.1	Grants	12
5.10.2	Accelerated Date	13
5.10.3	PASO Period	13
5.10.4	Exercisability	13
5.10.5	Corporate or Business Goals	13
5.10.6	PASOs Treated Like Options	13
ARTICLE VI PERFORMANCE SHARE AWARDS		14
Section 6.1	Grants	14
Section 6.2	Performance Period	14
Section 6.3	Performance Goals	14
Section 6.4	Payout Schedule	14
Section 6.5	Issuance of Stock and Stock Certificates	14
6.5.1	Issuance	14
6.5.2	Custody and Legends	15
Section 6.6	Restrictions and Forfeitures	15
Section 6.7	Shareholder Rights	15
Section 6.8	Delivery of Shares and Cash Payments	16
6.8.1	Determination of Performance Results and Award Settlement	16
6.8.2	Delivery of Shares and Payment of Cash	16
6.8.3	Revisions for Significant Events	17
6.8.4	Conditions Precedent	17
6.8.5	Performance Share Fair Market Value	17
ARTICLE VII RESTRICTED STOCK AWARDS		18
Section 7.1	Grants	18
Section 7.2	Restricted Period	18
Section 7.3	Restrictions and Forfeiture	18
Section 7.4	Issuance of Stock and Stock Certificate	18
7.4.1	Issuance	18
7.4.2	Custody and Legends	19
Section 7.5	Shareholder Rights	19
Section 7.6	Delivery of Shares	19
ARTICLE VIII PHANTOM UNIT AWARDS		19
Section 8.1	Grants	19
Section 8.2	Vesting of Awards	20
Section 8.3	Value of Phantom Units Payments	20
Section 8.4	Time and Method of Payment	21
Section 8.5	Forfeiture of Phantom Units	21
Section 8.6	Nature of Phantom Units	21
ARTICLE IX CASH VALUE AWARDS		21
Section 9.1	Grants	21
Section 9.2	Performance Period	21
Section 9.3	Performance Goals	21
Section 9.4	Payout Schedule	22
Section 9.5	Form of Payout	22
Section 9.6	Calculation of Payout	22
ARTICLE X OTHER AWARDS		22
Section 10.1	Other Market-Based Awards	22
Section 10.2	Other Performance-Based Awards	22

Section 10.3	Terms of Other Awards	23
Section 10.4	Stock Option Dividend Equivalents	23
10.4.1	Grants	23
10.4.2	Interest	23
10.4.3	Forfeiture	23
ARTICLE XI SUBSTITUTION AWARDS		23
Section 11.1	Substitution of Performance Shares	23
Section 11.2	Substitution of Restricted Stock	23
Section 11.3	Substitution Procedures	24
Section 11.4	Substitutions in Contemplation of Retirement	24
ARTICLE XII TERMINATION OF EMPLOYMENT		24
Section 12.1	Retirement	24
12.1.1	Stock Options and SARs	24
12.1.2	Performance Share, Restricted Stock, Phantom Unit, and Cash Value Awards	24
12.1.3	Performance Accelerated Stock Options	25
12.1.4	Restricted Stock Unit	25
Section 12.2	Reduction in Force	25
12.2.1	Stock Options and SARs	25
12.2.2	Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards	25
12.2.3	Performance Accelerated Stock Options	25
Section 12.3	Transfers to Certain Related Entities	25
12.3.1	Stock Options and SARs	25
12.3.2	Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards	26
12.3.3	Performance Accelerated Stock Options	26
Section 12.4	Disability or Death	26
12.4.1	Stock Options and SARs	26
12.4.2	Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards	26
12.4.3	Performance Accelerated Stock Options	26
Section 12.5	Resignation or Termination for Cause	27
12.5.1	Stock Options, SARs and Performance Accelerated Stock Options	27
12.5.2	Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards	27
Section 12.6	Decrease in Company Ownership	27
12.6.1	Stock Options and SARs	27
12.6.2	Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards	28
12.6.3	Performance Accelerated Stock Options	28
Section 12.7	Termination of Employment for Other Reasons	28
12.7.1	Stock Options, SARs and Performance Accelerated Stock Options	28

v

Section 21.1	Grant of Options	43
Section 21.2	Option Terms	43
21.2.1	Number of Shares	43
21.2.2	Option Price	43
21.2.3	Medium and Time of Payment	43
21.2.4	Term and Exercise of Options	43
21.2.5	Rights as a Shareholder	43
21.2.6	Remaining Terms	43
Section 21.3	Cessation of Board Service	43
Section 21.4	Board Service	44
Section 21.5	Status of Grantee	44
Section 21.6	Sunset Provision	44

PENN NATIONAL GAMING, INC.
2003 LONG TERM INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

        The 2003 Long Term Incentive Compensation Plan, the terms of which are herein set forth (as the same is now in effect or as hereafter amended from time to time, the "Plan"), is intended to advance the interests of Penn National Gaming, Inc., a Pennsylvania corporation (the "Company"), and its shareholders by providing a means by which the Company and its participating subsidiaries and affiliates shall be able to motivate selected key employees (including officers and directors) to direct their efforts to those activities that will contribute materially to the Company's success. The Plan is also intended to serve the best interests of the shareholders by linking remunerative benefits paid to employees who have substantial responsibility for the successful operation, administration and management of the Company and/or of any future subsidiaries and affiliates that elect to participate in the Plan with the enhancement of shareholder value while such key employees increase their proprietary interest in the Company. Finally, the Plan is intended to enable the Company to attract and retain in its service highly qualified persons for the successful conduct of its business.

ARTICLE II
DEFINITIONS AND CONSTRUCTION

        Section 2.1    Definitions

        The following words and phrases when used in the Plan with an initial capital letter, unless their context clearly indicates to the contrary, shall have the respective meanings set forth below in this Section 2.1:

          (1)    Accelerated Date.    As defined in Subsection 5.10.2.

          (2)    Act.    The Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time. References to any section or subsection of the Act are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

          (3)    Attributable Shares.    As defined in Section 9.6.

          (4)    Award.    A grant of Award Items in accordance with the provisions of the Plan. A grant of a particular Award Item may sometimes be referred to as follows: "Stock Option Award" for a grant of Stock Options; "Stock Appreciation Right Award" for Stock Appreciation Rights; "PASO Award" for Performance Accelerated Stock Options; "CVA Award" for Cash Value Awards; "Performance Shares Award" for Performance Shares; "Restricted Stock Award" for Restricted Stock; and "Phantom Unit Award" for Phantom Units.

          (5)    Award Commitment.    The written commitment delivered by the Company to the Grantee evidencing an Award and setting forth such terms and conditions of the Award as may be deemed appropriate by the Committee. The Award Commitment shall be in a form approved by the Committee, and once executed, shall be deemed amended from time to time to include such additional terms and conditions as the Committee may specify after the execution in the exercise of its powers under the Plan.

          (6)    Award Items.    Individually and collectively, as the case may be, the items awarded to any Grantee in accordance with the provisions of the Plan in the form of Options, Stock Appreciation Rights, Performance Accelerated Stock Options, Cash Value Awards, Performance Shares, Restricted Stock, Phantom Units or any other award, or any combination of the foregoing.

          (7)    Base Salary.    The regular salary paid to an employee. Base salary shall not include bonuses or other forms of compensation which are not considered regular earnings by the Committee.

          (8)    Beneficiary.    Any individual, estate or trust who or which by designation of the Grantee pursuant to Section 20.2 or operation of law succeeds to the rights and obligations of the Grantee under the Plan and one or more Award Commitments upon the Grantee's death.

          (9)    Board.    The Board of Directors of the Company, as it may be constituted from time to time.

          (10)    Bonus.    An amount payable pursuant to any short term incentive compensation plan approved by the Committee.

          (11)    Cash Value Award or CVA.    A grant in accordance with the provisions of the Plan in the form of a designated cash value payable in cash, Common Stock or Restricted Stock, or a combination thereof, all as determined by the Grantor at the Payout Date.

          (12)    CEO.    The Chief Executive Officer of the Company.

          (13)    Change of Control.    The occurrence of an event defined in Section 18.4.

          (14)    Code.    The Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, and as construed and interpreted by valid regulations issued by the United States Department of the Treasury thereunder. References to any section or subsection of the Code are to such section or subsection as the same may from time to time be amended or renumbered and/or any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

          (15)    Committee.    The Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan. In accordance with the allocation provided for in Section 4.1, the term Committee shall also be deemed to refer to the CEO where appropriate.

          (16)    Common Stock.    Voting common stock authorized for issuance by the Company and issued and outstanding.

          (17)    Company.    Penn National Gaming, Inc. and its successors and assigns.

          (18)    Date of Grant.    The date designated by the Grantor as the date as of which the Grantor grants an Award, which shall not be earlier than the date on which the Grantor approves the granting of such Award.

          (19)    Disability.    A physical or mental impairment sufficient to make the individual eligible for benefits under the Company's long-term disability plan or under a disability plan of one of the Participating Subsidiaries (whether or not a participant in such disability plan), so long as for Incentive Stock Options such impairment also constitutes a disability within the meaning of Section 22(e)(3) of the Code.

          (20)    Effective Date.    June 1, 2003.

          (21)    Fair Market Value.    With respect to the Common Stock on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, or (iii) if not so reported, the average of the closing bid and asked prices on the immediately preceding business day as reported on the NASDAQ

  National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option. A "business day" is any day, other than Saturday or Sunday, on which the relevant market is open for trading.

          (22)    Grantee.    An employee of the Company or any Participating Subsidiary to whom an Award is granted. At the time of award, such employee (including any director or officer who is also an employee) must be in the regular full-time employment of the Company or any Participating Subsidiary, without limitation as to length of service. In addition, except with respect to Incentive stock Options (as defined below), a Grantee shall be an individual who has accepted the Company's offer of employment, but who has not commenced performing services for the Company.

          (23)    Grantor.    The Committee or the CEO, as the case may be, who grants an Award. The Committee shall (i) grant Awards to Reporting Persons and (ii) establish the maximum aggregate amount of particular Award Items to be granted to Nonreporting Persons as a group and (iii) establish the guidelines and oversight under which, pursuant to authorities granted by the Committee, the CEO may grant Awards to Nonreporting Persons, provided that to exercise this authority the CEO must also be a member of the Board. If the CEO is not a member of the Board, the Committee shall retain the authority that otherwise would have been delegated to the CEO. Notwithstanding anything to the contrary, the CEO is not intended to be nor shall be construed as a member of the Committee. In making awards to Nonreporting Persons, the CEO is acting as a delegate of the Committee and is at all times accountable to the Committee and authorized to act only in accordance with the provisions of the Plan and the guidelines and direction provided by the Committee from time to time.

          (24)    Incentive Stock Option or ISO.    An Option granted pursuant to Section 5.1 which is intended to meet, and structured with a view to satisfying, the requirements of Section 422 of the Code and is designated by the Committee as an Incentive Stock Option. The Award of an Incentive Stock Option shall contain such provisions as are necessary to comply with such Section 422.

          (25)    Maximum Award.    The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the maximum performance in the relevant Performance Range is achieved.

          (26)    Minimum Award.    The number or amount of Performance Accelerated Stock Options, Cash Value Awards, or Performance Shares, as the case may be, which vest when the minimum performance in the relevant Performance Range is achieved.

          (27)    Nonqualified Option.    An Option granted pursuant to Section 5.1 which does not qualify as, and is not designated by the Committee as, an Incentive Stock Option and is designated as a Nonqualified Option.

          (28)    Nonreporting Person.    A Grantee who is not subject to Section 16 of the Act.

          (29)    Normal Retirement Date.    Age 65.

          (30)    Normal Vesting Date.    As defined in Subsection 5.10.1.

          (31)    Option or Stock Option.    A right granted pursuant to Article V that for a specified period of time entitles the holder thereof to purchase full shares of Common Stock at a stated

  price. At the discretion of the Committee, an Option may be an Incentive Stock Option or a Nonqualified Stock Option.

          (32)    Optionee.    A Grantee to whom an Option or Stock Appreciation Right or Performance Accelerated Stock Option, as the case may be, is granted pursuant to Article V.

          (33)    Option Period.    As defined in Section 5.3.

          (34)    Option Price.    The per share price at which shares of Common Stock may be purchased upon exercise of a particular Option or Performance Accelerated Stock Option.

          (35)    Other Market-Based Awards.    Awards granted in accordance with Section 10.1.

          (36)    Other Performance-Based Awards.    Awards granted in accordance with Section 10.2.

          (37)    Participating Subsidiary.    Any Subsidiary (existing from time to time) designated by the Board as a Participating Subsidiary; provided, however, for Incentive Stock Options only, "Participating Subsidiary" means any such Subsidiary which at the time such Option is granted qualifies as a "Subsidiary" of the Company under Section 424(b) of the Code.

          (38)    PASO Period.    As defined in Subsection 5.10.3.

          (39)    Payout Schedule.    The distribution scheme for applicable Award Items for a given Plan Year upon performance of varying goals, all as established by either the Committee with respect to the Company, or by the CEO (or his designee or designees) with respect to a given subsidiary, business unit, corporate staff group or individual.

          (40)    Performance Accelerated Stock Option or "PASO".    Stock Option with a normal vesting date established by the Committee; provided, however, that under certain circumstances such vesting date may be accelerated by the Committee to an earlier date if the Committee determines that the applicable Performance Goal has been met.

          (41)    Performance Goal. The level of performance established by the Grantor, which must be achieved in order to earn or vest the applicable Minimum Award, Target Award, Maximum Award or intermediate level of Award Items.

          (42)    Performance Period.    The period of time selected by the Committee during which the achievement of Performance Goals is measured for purposes of determining the extent to which an applicable Award Item has been earned or will vest.

          (43)    Performance Share.    A contingent right to receive, when certain performance criteria have been attained, without payment to the Company, the amounts of Common Stock and cash determined under Article VI. Such rights are subject to forfeiture or reduction if the applicable Performance Goals are not met within the applicable Performance Period.

          (44)    Performance Share Award.    A Performance Share Award under Article VI, settlement of which is contingent upon attainment during a Performance Period of Performance Goals.

          (45)    Performance Share Fair Market Value.    As defined in Subsection 6.8.5.

          (46)    Phantom Unit. A right to receive, without payment to the Company, an amount of cash equal to the value of a share of Common Stock as of a future date, plus dividend equivalents and interest payments provided for in Article VIII. A "unit" of phantom units does not represent or entitle the recipient to any equity securities of the Company, but instead involves the creation of an unfunded account for the recipient, the value of which is measured by reference to the value of Common Stock.

          (47)    Phantom Unit Award.    An Award of Phantom Units under Article VIII, subject to such forfeiture provisions as are set forth in the Award Commitment.

          (48)    Phantom Unit Fair Market Value.    As defined in Section 8.3.

          (49)    Reduction in Force.    Termination of employment by the Company or a Participating Subsidiary in such a manner that the employee so terminated is eligible to receive benefits under the Company or a Participating Subsidiary severance or other dismissal salary plan.

          (50)    Related Entity.    A corporation, partnership, joint venture or other entity not more than 50% but at least 20% of whose outstanding voting stock or voting power for the election of directors is beneficially owned directly or indirectly by the Company.

          (51)    Reporting Person.    A Grantee who is subject to Section 16 of the Act.

          (52)    Restricted Stock.    Shares of Common Stock issued, without payment to the Company, pursuant to a Restricted Stock Award granted under Article VII. For a specific period of time such shares are subject to a substantial risk of forfeiture and to such restrictions against sale, transfer or other disposition, as determined by the Committee at the time of grant.

          (53)    Restricted Stock Award.    An Award of Restricted Stock under Article VII.

          (54)    Restricted Stock Unit. A right to receive, without payment to the Company, a number of shares of Common Stock as of a future date, plus dividend equivalents and interest payments provided for in Article VIII. A unit of a Restricted Stock Unit does not represent or entitle the recipient to any equity securities of the Company until such future date. In the interim, the unit represents an unfunded account for the recipient, the value which is measured by reference to the value of Common Stock.

          (55)    Restricted Stock Unit Award. An award of Restricted Stock Units under Article VIII, subject to such forfeiture provisions as are set forth in the Award Commitment.

          (56)    Restricted Period.    As defined in Section 7.2.

          (57)    Restriction Range.    As defined in Section 7.2.

          (58)    Retirement.    Termination of employment at Normal Retirement Date or with consent of the Company provided in accordance with an existing Company policy or procedure or alternatively, with immediate eligibility to receive retirement benefits under a retirement or pension plan maintained by the Company, a Participating Subsidiary or Related Entity.

          (59)    Rule 16b-3.    Rule 16b-3 of the General Rules and Regulations under the Act, or any law, rule, regulation or other provision that may hereafter replace such Rule.

          (60)    SAR Fair Market Value.    As defined in Subsection 5.9.3.

          (61)    Stock Appreciation Right or SAR.    A right granted pursuant to Article V pursuant to which the holder of a related Option, upon exercise of the Stock Appreciation Right and in lieu of exercising the related Option, is entitled to surrender the related Option, or any applicable portion thereof, to the extent unexercised, and to receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the Date of Grant. Stock Appreciation Rights may be payable in shares of Common Stock or cash, or a combination of both. Under the Plan, Stock Appreciation Rights are granted in tandem with Options.

          (62)    Stock Appreciation Right Award.    An Award of Stock Appreciation Rights under Article V.

          (63)    Stock Option Award.    An Award of Options under Article V.

          (64)    Subsidiary.    Any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly through one or more intermediaries, at least 50% of the outstanding voting stock or voting power for the election of directors or equivalent governing body.

  In the case of Incentive Stock Options, Subsidiary shall mean any corporation that qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

          (65)    Substitution Awards.    As defined in Article XI.

          (66)    Suspension Period.    As defined in Article XV.

          (67)    Target Award.    The number or amount of Performance Accelerated Stock Options, Cash Value Awards or Performance Shares, as the case may be, which vest when the target performance in the relevant Performance Range is achieved.

        Section 2.2    Construction

        Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of this Plan are inserted for convenience of reference, are not a part of this Plan, and are not to be considered in the construction hereof. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or section. The words "includes", "including" and other similar compounds of the word "include" shall mean and refer to including without limitation. All references herein to specific Articles, Sections or Subsections shall mean Articles, Sections or Subsections of this document unless otherwise qualified.

ARTICLE III
STOCK AVAILABLE FOR AWARDS

        Section 3.1    Common Stock

        Only Common Stock may be delivered under this Plan, such shares to be made available from authorized but unissued shares or from shares reacquired by the Company, including shares purchased in the open market.

  Section 3.2    Number of Shares Deliverable

        Subject to adjustments as provided in Section 14.2, the maximum aggregate number of shares for all Award Items shall be 6,000,000.

  Section 3.3    Reusable Shares

        In the event that shares of Common Stock underlying an Award are returned to the Company for any reason (including forfeited or unexercised items) other than the surrender of Options upon the exercise of any Stock Appreciation Rights, the shares so affected shall be available for use under this Plan to the same Grantee or any other Grantee by way of any type or form of Option or Award authorized under the Plan; provided, however, that shares received by the Company upon the exercise of an ISO and shares subject to an ISO surrendered upon exercise of an SAR shall not be available for the subsequent award of ISOs under this Plan, and that shares received by the Company upon the return (whether due to forfeiture or otherwise) of Restricted Stock or Performance Shares shall not be available for a subsequent Award under this Plan.

  Section 3.4    Shares Not Charged Against Available Shares

        Shares of Common Stock issued in payment of Stock Appreciation Rights and Restricted Stock Units shall not be charged against the number of shares of Common Stock available for subsequent Awards. Shares of Common Stock substituted in accordance with Article XI for shares previously awarded under this Plan shall not be counted against the authorized aggregate number of shares which may be issued under the Plan.

ARTICLE IV
AWARDS AND AWARD COMMITMENTS

  Section 4.1    General

        4.1.1    Subject to the provisions of this Plan, the Committee may (i) determine and designate at any time and from time to time those Reporting Persons to whom Awards are to be granted; (ii) determine the time or times when Awards shall be granted; (iii) determine the form or forms of Awards to be granted to any Reporting Person or to Nonreporting Persons, as a group; (iv) determine the number of Award Items subject to each Award to be granted to any Reporting Person; (v) determine the maximum aggregate number of shares of Award Items subject to Awards to be granted to Nonreporting Persons, as a group; (vi) determine the terms and conditions of each Award; (vii) determine the number of shares of Restricted Stock a Reporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of such acquisition; and (viii) determine the number of Options a Reporting or Nonreporting Person may acquire by exchange pursuant to Section 13.1 and the time or times of acquisition.

        4.1.2    The CEO shall, subject to the provisions of the Plan, (i) determine and designate at any time and from time to time those Nonreporting Persons to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted any Nonreporting Person and (iii) determine the number of Award Items subject to each Award to be granted to any Nonreporting Person.

        4.1.3.    Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to awards or grants under any other employee plan maintained by the Company or its present or future Participating Subsidiaries. Unless this Plan is extended, no Awards shall be granted or exchanges effected under the Plan after May 31, 2013, but any then-current restrictions applicable to any Awards theretofore granted or exchanges theretofore effected shall extend beyond that date in accordance with their provisions and any shares of Common Stock used in payment of Cash Value Awards and/or Performance Shares originally granted before June 1, 2013, may be delivered after May 31, 2013, in accordance with the provisions of the applicable Award. Notwithstanding the later delivery of such shares of Common Stock, the number of such shares shall be credited against the maximum aggregate number in effect under Section 3.2 at the date of such original grant.

  Section 4.2    Eligibility

        Except as otherwise provided in Article XXI, the persons who shall be eligible to receive Awards granted pursuant to this Plan shall be such employees (including directors and officers who are also employees) of the Company or any of the Participating Subsidiaries as the relevant Grantor shall select from time to time from among those who contribute or may be expected to contribute to the successful performance of the Company or any Participating Subsidiary. Employees eligible for Phantom Unit Awards shall include, in addition to employees of the Company or any of the Participating Subsidiaries, any employees of any other Subsidiary or Related Entity.

  Section 4.3    Terms and Conditions; Award Commitments

        4.3.1    Terms and Conditions.    Each Award granted pursuant to this Plan shall be subject to all of the terms, conditions and restrictions provided in this Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Without limiting the foregoing, it is understood that the Committee may, at any time and from time to time after the granting of an Award hereunder, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms and conditions for compliance with Federal and state securities laws and methods of withholding or providing for the payment of required taxes. The terms, conditions and restrictions with respect to any Award, Grantee or Award Commitment need not be identical with the terms, conditions and restrictions with respect to any other Award, Grantee or Award Commitment.

        4.3.2    Award Commitments.    Each Award granted pursuant to the Plan shall be subject to all the terms, conditions and restrictions provided in the Plan and such other terms, conditions and restrictions, if any, as may be specified by the Committee with respect to the Award in question at the time of the making of the Award or as may be specified thereafter by the Committee in the exercise of its powers under the Plan. Each Award granted pursuant to the Plan shall be evidenced by an Award Commitment and shall comply with, and be subject to, the provisions of the Plan. The Award Commitment shall not be a precondition to the granting of Awards; however, no person shall have any rights under any Award granted under the Plan unless and until the Company shall have executed and delivered an Award Commitment to the Grantee to whom such Award shall have been granted. An executed original of the Award Commitment shall be provided to both the Company and the Grantee.

ARTICLE V
OPTIONS AND STOCK APPRECIATION RIGHTS

  Section 5.1    Award of Options

        5.1.1    Grants.    From time to time and upon the recommendation of the CEO, the Committee may grant Stock Option Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Stock Option Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate amount of Options established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of shares of Common Stock to which each Option relates; provided, however, such number of shares of Common Stock shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the Option or shares subject to the Option are the basis for the exercise of the related Stock Appreciation Right.

        5.1.2    Types of Options.    Options granted pursuant to the Plan may be either in the form of Incentive Stock Options or in the form of Nonqualified Options. Incentive Stock Options and Nonqualified Options shall be granted separately hereunder. The Committee shall determine whether and to what extent Options granted under the Plan shall be Incentive Stock Options or Nonqualified Options and the Options shall be so designated.

        5.1.3    Maximum Award To An Individual.    No person shall be granted or receive more than 1,000,000 Options and/or Performance Accelerated Stock Options in the aggregate during any year of the Plan, commencing on the Effective Date and each anniversary of that date.

  Section 5.2    Option Price

        The Option Price of Common Stock covered by each Option shall be determined by the Committee, but (i) shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant for Incentive Stock Options; and (ii) shall not be less than 85% of the Fair Market Value of a share of Common Stock on the Date of Grant for Nonqualified Options.

  Section 5.3    Option Periods

        The Committee shall determine the term of each Option. Subject to earlier termination as provided in Articles XI, XII and XIII, the term shall not exceed ten (10) years from the Date of Grant.

  Section 5.4    Exercise of Options

        5.4.1    Exercisability.    Subject to Subsection 5.4.2 and Articles XII and XIII, each Option shall be exercisable at any time or times during the Option Period and in such amount or amounts as the Committee may prescribe and specify in the applicable Award Commitment (subject further in the case of Incentive Stock Options, to such restrictions as may be imposed from time to time by the Code).

        5.4.2    Certain Limitations.    The Committee may provide that an Option may not be exercised in whole or in part for any period or periods of time, from zero to nine and one-half (9.5) years as specified in the Award Commitment, provided however, that all Options must become exercisable no later than six months prior to the expiration of the Option Period. Except as provided in Article XII, or as otherwise determined by the Committee, an Option may be exercised only during the continuance of the Grantee's employment with the Company or any of its Subsidiaries. No Option may be exercised after the expiration of the applicable Option Period. No Option may be exercised for a fractional share.

        5.4.3    Method of Exercise.    A Grantee may exercise an Option, in whole or from time to time in part, by giving written notice of exercise to the Company. The notice of exercise shall be on a form approved by the Committee and shall state the number of shares with respect to which the Option is being exercised. Such notice must be received by the office or officer of the Company designated in the Award Commitment on or before the expiration date of the Option.

  Section 5.5    Time and Method of Payment

        5.5.1    Form of Payment.    The Optionee shall pay the Option Price in cash (including a personal check) or, with the Committee's permission and according to such rules as it may prescribe, by delivering shares of Common Stock already owned by the Optionee for at least six months prior to the date of exercise and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and shares. The Committee may also permit payment in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer who in turn will sell the shares and pay the Option Price in cash to the Company from the sale proceeds.

        5.5.2    Time of Payment.    Except in the case where exercise is conditioned on a simultaneous sale of the Option shares pursuant to a cashless exercise, the Optionee shall pay the Option Price before an Option is exercised.

        5.5.3    Methods for Tendering Shares.    The Committee shall determine acceptable methods for tendering shares of Common Stock as payment upon exercise of an Option and may impose such limitations and restrictions on the use of shares of Common stock to exercise an Option as it deems appropriate.

        5.5.4    ISO Limitation.    Common Stock acquired by the Grantee which is identified as having been obtained through an Incentive Stock Option under the Plan and still subject to Incentive Stock Option holding period requirements, as defined in the Code, may not be tendered in payment of any Option Price.

  Section 5.6    Delivery of Shares

        Except in the case of a cashless exercise, no shares of Common Stock shall be delivered pursuant to the exercise, in whole or in part, of any Option, unless and until (i) payment in full of the Option Price for such shares is received by the Company and (ii) compliance with all applicable requirements and conditions of this Plan, the Award Commitment and such rules and regulations as may be established by the Committee that are preconditions to delivery, including, but not limited to, the requirements and conditions of Section 14.5. Except in the case of a cashless exercise and following exercise of the Option, payment in full of the Option Price and compliance with the conditions described in the preceding sentence, the Company shall promptly effect the issuance to the Optionee of such number of shares of Common Stock as are subject to the Option exercise.

  Section 5.7    Shareholder Rights

        An Optionee shall have none of the rights or privileges of a shareholder with respect to any shares of Common Stock covered by an Option unless and until the Optionee has given written notice of exercise of the Option, has paid in full the Option Price for such shares of Common Stock and has otherwise complied with this Plan, the Award Commitment and such rules and regulations as may be established by the Committee, and the shares are issued to him. No adjustment shall be made for dividends in cash or property or other distributions or rights with respect to any such shares of Common Stock for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such shares covered by the Option. Notwithstanding anything to the contrary, an Option may include dividend equivalents as described in Section 10.4.

  Section 5.8    Incentive Stock Options

        5.8.1    Individual Limitation.    No Grantee may be granted an ISO under this Plan (or any other plans of the Company or any Participating Subsidiary) which would result in Common Stock with an aggregate Fair Market Value (measured as of the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Grantee to purchase a number of shares greater than the maximum number permitted by Section 422(d)(1) of the Code as in effect on the Date of Grant.

        5.8.2    Code Qualification.    Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Committee as an ISO shall be interpreted in such a manner as to entitle the Option to the favorable tax treatment afforded by Section 422 of the Code. If any provision of the Plan or any Option designated by the Committee as an ISO shall be determined not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Commitment shall remain in full force and effect. If any Award Commitment covering an Option designated by the Committee to be an ISO under the Plan shall not explicitly include any terms required to entitle such ISO to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and such Option shall be deemed to have been granted subject to all such terms.

        5.8.3    Notice of Disposition.    An Optionee shall give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an ISO if such disposition occurs within either two (2) years after grant or one year after receipt of such shares by such Optionee. Such Optionee shall also comply with any applicable withholding requirements.

  Section 5.9    Stock Appreciation Rights Awards

        5.9.1    Grants.    The Committee may grant SARs at the same time as Optionees are awarded Options under the Plan. Each SAR shall be in tandem with and relate to a specific Option under the Plan and shall specify that the number of Option Shares subject to the SAR shall be equal to the number of shares of Common Stock that the Optionee is entitled to receive pursuant to the related Option.

        5.9.2    SAR Exercise.    A SAR may be exercised, in whole or in part, within the period specified for the exercise of the Option in the related Option grant only upon surrender of the related Option (or portion thereof) by the Optionee. Each SAR shall be exercisable at such time or times, on the conditions and to the extent, but only to the extent, that the related Option is exercisable, provided that any SAR granted hereunder may provide, at the election of the Committee, that the SAR may be exercised only at a time when the Optionee to whom the SAR has been granted is subject to the provisions of Section 16(b) of the Act. Each SAR and all rights and obligations thereunder shall terminate and may no longer be exercised upon the termination or exercise of the related Option. An Optionee may exercise a SAR by giving written notice of exercise to the Company stating the number of shares of Common Stock subject to exercisable Options with respect to which the SARs are being exercised. The date upon which such written notice is received by the Company shall be the exercise date for the SARs.

        An Option and SAR covering the same share of Common Stock may not be exercised simultaneously.

        5.9.3    Value of SAR Payment.    If an Optionee exercises an SAR, he shall receive an amount equal to the product of (i) the amount by which the SAR Fair Market Value on the exercise date of one share of Common Stock exceeds the Option Price of the related Option, times (ii) the number of shares covered by the Option, or portion thereof, which is surrendered. For purposes of this Article V, "SAR Fair Market Value" of a SAR or share of Common Stock on any date shall be the average of the daily closing prices of a share of Common Stock for five (5) consecutive business days immediately preceding the day in question as published in the Eastern Edition of The Wall Street Journal, subject to the provisions of Section 5.9.4.

        5.9.4    Time and Method of Payment

        5.9.4.1    Any payment which may become due from the Company by reason of an Optionee's exercise of an SAR may be paid to the Optionee all in cash, all in shares of Common Stock or partly in shares and partly in cash, as determined by the Committee. The Committee shall determine the timing of any payment made.

        5.9.4.2    If paid in cash, the amount thereof shall be the amount of appreciation determined under Subsection 5.9.3. The payments to be made, in whole or in part, in cash upon the exercise of SARs by any Reporting Person shall be made in accordance with the provisions relating to the exercise of SARs of Rule 16b-3 of the General Rules and Regulations under the Act, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

        5.9.4.3    In the event that all or a portion of the payment is made in shares of Common Stock, the number of shares of Common Stock received shall be determined by dividing the amount of the appreciation determined under Subsection 5.9.3 by the SAR Fair Market Value of a share of Common Stock on the exercise date of the SAR. Cash will be paid in lieu of any fractional share of Common Stock or, if the Committee should so determine, the number of shares of Common Stock will be rounded downward to the next whole share of Common Stock. All shares shall be valued at their SAR Fair Market Value as of the date of such exercise; provided, however, that with respect to exercises of SARs by an employee who is subject to the provisions of Section 16(b) of the Act during any period commencing on the third business day following the date of release for publication of the quarterly or annual summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "window period"), the Committee may prescribe, by rule of general application, such other measure of fair market value per share as the Committee may, in its discretion, determine, but not in excess of the highest sale price of the Common Stock published in the Eastern Edition of The Wall Street Journal during such window period. Notwithstanding the foregoing, the fair market value (or SAR Fair Market Value, if applicable) of SARs that relate to an ISO, shall not be in excess of the maximum amount that would be permissible under Section 422 of the Code without disqualifying such option as an ISO under such Section 422.

        5.9.5    Effect of SAR and Option Exercises.    Upon exercise of an SAR, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof surrendered, as provided in Subsection 5.1.1. Shares of Common Stock subject to Options or portions thereof surrendered upon the exercise of SARs shall not be available for subsequent awards under the Plan. The exercise of any number of Options shall result in an equivalent reduction in the number of shares of Common Stock covered by the related SAR and such shares may not again be subject to an SAR under this Plan.

        5.9.6    Nature of SARs.    SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. SARs shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the SARs shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.

  Section 5.10    Performance Accelerated Stock Options Awards

        5.10.1    Grants.    From time to time and upon the recommendation of the CEO, the Committee may grant PASOs in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant PASOs in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate amount of PASOs established by the Committee for grants under the Plan for Nonreporting Persons as a group. The Committee shall determine the number of PASOs to be awarded; provided, however, such number of PASOs shall automatically be reduced on a share for share basis to the extent that shares are issued pursuant to the exercise of the PASO. Subject to Subsection 5.10.2, each PASO shall specify a normal vesting date ("Normal Vesting Date") (which shall be less than the PASO Period).

        5.10.2    Accelerated Date.    The date or event designated by the Grantor (which shall be earlier than the Normal Vesting Date) at which the vesting of some or all PASOs shall occur if the Grantor determines that the applicable Performance Goals have been met.

        5.10.3    PASO Period.    The Committee shall determine the term of each PASO. Subject to earlier termination as provided in Article XII, the term shall not exceed ten (10) years.

        5.10.4    Exercisability.    Subject to Subsection 5.10.2 and Article XII, or as otherwise determined by the Committee, each PASO shall be exercisable at any time or times during the PASO Period and in such amount or amounts as the Committee may prescribe and specify in the applicable Award Commitment.

        5.10.5    Corporate or Business Goals.    From time to time, the Grantor shall determine Performance Goals to be used for, among other things, purposes of determining the Accelerated Date. If the Grantor shall determine minimum target and/or maximum performance goals and (i) if the minimum performance goal is not reached, then the Normal Vesting Date of the affected PASOs shall not be accelerated, and the Grantor may either determine new goals on the PASOs or allow the PASOs to vest at the Normal Vesting Date; (ii) if the minimum performance goal is reached but the target performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs (as specified in the applicable Award Commitment), and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; (iii) if the performance goal is reached and the maximum performance goal is not reached, then the Grantor may accelerate the Normal Vesting Date to an Accelerated Date for part of the affected PASOs, and for the remainder of the PASOs, the Grantor may determine new goals or allow the PASOs to vest at the Normal Vesting Date; and (iv) if the maximum performance goal is reached, then the Normal Vesting Date for all affected PASOs shall be accelerated to the Accelerated Date.

        5.10.6    PASOs Treated Like Options.    Except as otherwise provided in the Plan, PASOs shall be treated identical to Options; provided, however, that if there is a conflict between a provision specifically covering PASOs and one generally covering Options, then the specific provision shall control as to PASOs.

ARTICLE VI
PERFORMANCE SHARE AWARDS

  Section 6.1    Grants

        From time to time and upon the recommendation of the CEO, the Committee may grant Performance Share Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Performance Share Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Performance Shares established by the Committee for grants under the Plan for Nonreporting Persons as a group.

  Section 6.2    Performance Period

        At the time of a Performance Share Award grant, the Committee shall establish a Performance Period of not less than one (1) year nor more than five (5) years, commencing the Date of Grant of the Award.

  Section 6.3    Performance Goals

        At the time of each grant, the Committee shall establish for all Performance Share Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Performance Share Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Performance Share Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, as permitted under Subsection 6.8.3, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on shareholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

  Section 6.4    Payout Schedule

        In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Performance Share Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the shares of Common Stock deliverable and/or cash payable, if any, upon settlement of the Performance Share Award at the conclusion of the Performance Period.

  Section 6.5    Issuance of Stock and Stock Certificates

        6.5.1    Issuance.    As soon as practicable after the Date of Grant of a Performance Share Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as prescribed by the applicable Payout Schedule for attainment of target level of performance, that is, the Target Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 6.6) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share Award, each such issuance shall be subject to forfeiture to the Company as of the date of issuance if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Common Stock covered by the Performance Share Award under this Article VI are not duly executed by the Grantee and timely returned to the Company.

        6.5.2    Custody and Legends.    Each certificate for shares of Common Stock issued in respect of the Performance Share Award awarded under Subsection 6.5.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Performance Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to Performance Shares covered by the Performance Share Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing Performance Shares until the lapse or release of the restrictions as described in Section 6.8. Each certificate also shall be subject to appropriate stop-transfer orders.

  Section 6.6    Restrictions and Forfeitures

        The shares of Common Stock issued to a Grantee pursuant to Section 6.5 shall be subject to the following restrictions until the expiration or termination of the Performance Period established pursuant to Section 6.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Common Stock covered by the Performance Share Award until the expiration or termination of the Performance Period; (ii) none of such shares of Common Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Performance Period and until the satisfaction of any and all other conditions; and (iii) all such Common Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Common Stock (including, but not limited to, those specified in Section 6.7) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Performance Period (except as provided in Article XII) and (y) the satisfaction of any and all other conditions of the Award Commitment applicable to such Common Stock covered by the Performance Share Award is completed. Upon the forfeiture of any shares of Common Stock, ownership of such forfeited shares shall be transferred to the Company without further acts by the Grantee.

  Section 6.7    Shareholder Rights

        Following registration in the Grantee's name, and subject to execution of the documents provided for in Section 6.5, during the Performance Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a shareholder as to, such shares of Common Stock awarded to him with respect to the target level performance, including, but not limited to, the right to vote and receive dividends, subject to the restrictions and forfeiture risks set forth in Section 6.6. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares issued under a Performance Share Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such shares.

  Section 6.8    Delivery of Shares and Cash Payments

        6.8.1    Determination of Performance Results and Award Settlement.    As soon as practicable after the Performance Period expires or otherwise terminates with respect to each Performance Share Award, the Committee shall determine whether and the extent to which any corporate Performance Goals were achieved during the Performance Period; and the Grantor shall determine whether and the extent to which applicable business unit, corporate staff and individual Performance Goals, if any, were achieved during the Performance Period. Following such determinations, a calculation shall be made of the number of shares of Common Stock whose restrictions shall lapse and shall be deliverable and the cash payable, if any, upon settlement of the Performance Share Award. The computation shall be made by application of the Payout Schedule to the degree of actual performance achieved against Performance Goals (determined as provided in the preceding sentence).

        6.8.2    Delivery of Shares and Payment of Cash

        6.8.2.1    In the event the minimum level of performance established by the Payout Schedule is not achieved, the entire Performance Share Award is forfeited, including, without limitation, the shares of Common Stock held in custody pursuant to Section 6.5.

        6.8.2.2    Should the minimum level of performance established by the Payout Schedule be achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Minimum Award and in settlement thereof the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the minimum level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the applicable Minimum Award and the applicable Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

        6.8.2.3    In the event the target level of the Payout Schedule is achieved, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Target Award and in settlement thereof the Section 6.6 restrictions on all of the shares held in custody pursuant to Section 6.5 shall lapse and as soon as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned.

        6.8.2.4    For performance at a level between the minimum performance level of the Payout Schedule and the target level of the Payout Schedule the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the applicable intermediate level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned. Upon such delivery, shares remaining in custody (which are the difference between the number of shares prescribed for the level of performance achieved and the Target Award) shall be forfeited and ownership transferred to the Company without further acts by the Grantee.

        6.8.2.5    Should the maximum level of performance established by the Payout Schedule be attained or exceeded, the Grantee shall have earned (subject to adjustments as provided by Subsection 6.8.3) the applicable Maximum Award and in settlement thereof (i) the restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the number of shares specified by the Payout Schedule for performance at the target level and the number of shares specified in the Payout Schedule for performance at the maximum level of performance shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee. Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

        6.8.2.6    For performance between the target level and the maximum level of performance specified in the Payout Schedule (i) the Section 6.6 restrictions on that number of shares of Common Stock held in custody pursuant to Section 6.5 equal to the share number specified by the Payout Schedule for performance at the target level shall lapse and as promptly as administratively feasible thereafter, the Company shall deliver to the Grantee a stock certificate or certificates for the number of shares of Common Stock earned at the target level, and (ii) the share differential between the share number specified by the Payout Schedule for performance at the target level and the share number specified by the Payout Schedule for performance at the applicable intermediate level shall be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee. Such share differential shall have a value which is the product of the number of shares constituting the share differential times the Performance Share Fair Market Value on the vesting date.

        6.8.2.7    Cash payments normally will be made as soon as practicable following the end of the Performance Period. All shares delivered to a Grantee pursuant to this Subsection 6.8.2 shall be without the legend described in Subsection 6.5.2 and shall be free of all restrictions and forfeitures, except as otherwise provided by Article XII or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Common Stock, except that the amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.

        6.8.3    Revisions for Significant Events.    When circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices) that cause any Performance Goal, Payout Schedule and/or level of performance or distribution specified in a Payout Schedule to be inappropriate in the judgment of the party initially responsible for establishing the Performance Goal, Payout Schedule and/or performance or distribution level, such party may make such changes as said party deems equitable in recognition of any unforeseen events or changes in circumstances or changed business or economic conditions.

        6.8.4    Conditions Precedent.    Incentives shall be paid to the Grantee only upon compliance by the Grantee with all obligations of such Grantee under the Plan and/or the Award Commitment with respect to such Performance Share Awards, including the requirement that, except as provided in Article XII, the Performance Goals (although their measurement, including adjustments, if any, required by the Committee or the CEO, as provided herein, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any of the Participating Subsidiaries, prior to the expiration of the applicable Performance Period and prior to the lapse of restrictions and delivery of any shares of Common Stock and/or the making of any payment with respect to the Performance Share Award.

        6.8.5    Performance Share Fair Market Value.    As used in this Article VI, "Performance Share Fair Market Value" of a Performance Share Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as published in the Eastern Edition of The Wall Street Journal.

ARTICLE VII
RESTRICTED STOCK AWARDS

  Section 7.1    Grants

        From time to time and upon the recommendation of the CEO, the Committee may grant Restricted Stock Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant in such number as he may determine Restricted Stock Awards to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of shares of Restricted Stock established by the Committee for grants under the Plan for Nonreporting Persons as a group.

  Section 7.2    Restricted Period

        At the time of a Restricted Stock Award grant, the Committee shall establish (for all Restricted Stock shares which are then being awarded to a Participant or, if it is the intent that the total of such shares shall be divided into separate parts, for each part of such total) a Restricted Period of not less than one year or more than five (5) years (the "Restriction Range"), commencing with the Date of Grant of the Award. Different Restricted Periods may be fixed within the Restriction Range for different parts of the shares of Restricted Stock which are being awarded to a Grantee.

  Section 7.3    Restrictions and Forfeiture

        Except as otherwise provided in Article XII, the shares of Restricted Stock covered by the Restricted Stock Award granted to a Grantee pursuant to Section 7.1 shall be subject to the following restrictions until the expiration or termination of the Restricted Period established pursuant to Section 7.2: (i) a Grantee shall not be entitled to delivery of a certificate evidencing the shares of Restricted Stock covered by the Restricted Stock Award until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock shares; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period and until the satisfaction of any and all other conditions specified in the Award Commitment applicable to such Restricted Stock; and (iii) all of the shares of Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shares (including, but not limited to, those specified in Section 7.5) shall terminate without further obligation on the part of the Company unless (x) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until the expiration or termination of the Restricted Period or Periods and (y) the satisfaction of any and all other conditions of the Award Commitment applicable to such Restricted Stock shares. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares shall be transferred to the Company without further acts by the Grantee.

  Section 7.4    Issuance of Stock and Stock Certificate

        7.4.1    Issuance.    As soon as practicable after the Date of Grant of a Restricted Stock Award, the Company shall cause to be issued to the Grantee such number of shares of Common Stock as constitutes the Restricted Stock shares awarded under the Restricted Stock Award. Concurrently, the Company shall cause to be issued a stock certificate or certificates, registered in the name of the Grantee and dated as of the Date of Grant, evidencing such shares. Each such issuance (of shares and of a stock certificate or certificates) shall be subject throughout the Performance Period to the terms, conditions and restrictions (including forfeiture and restrictions against transfer provisions of Section 7.3) contained in this Plan and/or the Award Commitment entered into between the registered owner of such shares and the Company, except as otherwise provided in this Plan. Although not a precondition to the granting of a Performance Share Award, each such issuance shall be subject to forfeiture to the Company as of the Date of Grant if an Award Commitment and a stock power endorsed by the Grantee in blank with respect to the shares of Restricted Stock covered by the Award under this Article VII are not duly exercised by the Grantee and timely returned to the Company.

        7.4.2    Custody and Legends.    Each certificate for shares of Common Stock issued in respect of the Restricted Stock Award granted under Section 7.1 shall be held in custody by the Company for the Grantee's account until the expiration or termination of the applicable Restricted Period (except as provided in Article XII) and the satisfaction of any and all other conditions of the Award Commitment applicable to such shares of Restricted Stock covered by the Restricted Stock Award. Such certificate shall be imprinted with a legend to indicate that the transferability thereof and the shares of Common Stock represented thereby are subject to the terms, conditions and restrictions (including forfeiture and restrictions against transfer) contained in this Plan and/or an Award Commitment entered into between the registered owner of such shares and the Company, a copy of which Plan and Award Commitment is on file in the office of the Company's Corporate Secretary. Such legend shall not be removed from any stock certificate evidencing such Restricted Stock shares until the lapse or release of the restrictions as described in Section 7.3. Each certificate also shall be subject to appropriate stop-transfer orders.

  Section 7.5    Shareholder Rights

        Following registration in the Grantee's name and subject to execution of the documents provided for in Section 7.4, during the Restricted Period the Grantee shall have the entire beneficial interest in, and all rights and privileges of a shareholder as to, such shares of Common Stock covered by the Restricted Stock Award, including, but not limited to, the right to vote such shares and the right to receive dividends, subject to the restrictions and forfeitures set forth in Section 7.3. Any shares of Common Stock distributed as a dividend or otherwise with respect to any shares of Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock shares.

  Section 7.6    Delivery of Shares

        Upon the expiration (without a forfeiture) or earlier termination of the Restriction Period and the satisfaction of or release from any other conditions by the Grantee under the Plan and/or the Award Commitment with respect to such shares of Restricted Stock, or at such earlier time as provided under the provisions of Article XII and/or Article XIII, all of such shares shall be released from all restrictions and forfeiture provisions under Section 7.3, any similar restrictions and forfeiture provisions under the Award Commitment applicable to such shares and all other restrictions and forfeiture provisions of this Plan or such Award Commitment. As promptly as administratively feasible thereafter the Company shall deliver or cause to be delivered to such Grantee a stock certificate or certificates for the appropriate number of shares of Common Stock, free of such restrictions and forfeitures, except as otherwise provided by Article XIV or imposed by law. No payment will be required from the Grantee upon the delivery of any shares of Restricted Stock, except that amount necessary to satisfy applicable Federal, state or local tax requirements shall be paid by the Grantee in accordance with the requirements of Section 14.1.

ARTICLE VIII
PHANTOM UNIT AWARDS

  Section 8.1    Grants

        From time to time and upon the recommendation of the CEO, the Committee may grant Phantom Unit Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Phantom Unit Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum aggregate number of Phantom Units established by the Committee for grants under the Plan for Nonreporting Persons as a group.

        Notwithstanding the above paragraph, the Committee may at its discretion grant Phantom Units payable in one share of Common Stock for each unit at the time of vesting pursuant to Section 8.2. In these cases, such Phantom Units are referred to as Restricted Stock Units and during the period that such Restricted Stock Units are awarded, shall be subject to all the provisions of Section 8.2 except, however, such payment shall be made in shares of Common Stock as contrasted to cash as provided above.

  Section 8.2    Vesting of Awards

        The amounts credited with respect to each Phantom Unit shall become vested on the date or dates determined and set forth in the applicable Award Commitment at the time of grant unless vested sooner as described in Article XII of the Plan. The vesting period shall be determined by the Committee, but in no case shall such period be less than one year or more than five (5) years. Vesting shall be subject to the terms, conditions and provisions hereinafter with respect to forfeiture and termination of Awards or early vesting or forfeiture of Awards in accordance with the provisions of Article XII.

  Section 8.3    Value of Phantom Units Payments

        The amount payable with respect to each vested Phantom Unit Award shall be the sum of (i) the dividends and interest credited to such account and (ii) an amount determined by multiplying the number of Phantom Units posted to such account by the Phantom Unit Fair Market Value on the date of vesting. For the purpose of determining such amount the Company shall establish and maintain a separate memorandum account for each Grantee granted a Phantom Unit Award pursuant to Section 8.1. As of the Date of Grant of each grant of a Phantom Unit Award the Company shall credit to the account of each Grantee who has been granted a Phantom Unit Award such number of Phantom Units as is specified in the Award. From the Date of Grant until the date that payments under the Plan commence the account of each Grantee shall be credited quarterly with an amount determined by multiplying the amount of Phantom Units credited to each account by the per share dividend paid quarterly by the Company on its Common Stock. In addition, each account (representing dividends and credited interest) shall be credited quarterly with an amount determined by multiplying the account balance at the close of each quarter by an amount representing one-fourth of the prime lending rate published in the Eastern Edition of the Wall Street Journal on the last business day of the quarter. As used in this Article VIII, "Phantom Unit Fair Market Value" of a Phantom Unit or a share of Common Stock on any date shall be the average of the daily closing prices for a share of Common Stock for the five (5) consecutive trading days immediately preceding the day in question as published in the Eastern Edition of The Wall Street Journal.

        Section 8.4    Time and Method of Payment

        Any payment which may become due from the Company upon the vesting of a Phantom Unit shall be paid to the Grantee in cash. The date or dates upon which amounts determined pursuant to Section 8.3 shall be paid to the Grantee shall be determined by the Committee prior to the Date of Grant and set forth in the applicable Award Commitment or in accord with such rules and regulations as may be adopted by the Committee.

        Section 8.5    Forfeiture of Phantom Units

        Except as otherwise provided in Article XII, all of the Phantom Units credited to a Grantee's account (including all dividend equivalents and interest credited thereto) shall be forfeited and all rights of the Grantee with respect to such Phantom Units (including any dividend equivalents and interest related thereto) shall terminate without further obligation on the part of the Company unless and until (i) the Grantee has remained a regular full time employee of the Company or any Participating Subsidiary until vesting as described in Section 8.2 and (ii) the satisfaction of any other conditions specified in the Plan and/or Award Commitment applicable to such Phantom Units, except as may otherwise be determined by the Committee.

        Section 8.6    Nature of Phantom Units

        Phantom Units shall be used solely as a device for the measurement and determination of the amount to be paid to Grantees as provided in the Plan. Phantom Units shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Phantom Units shall be and remain the sole property of the Company and all Grantees' rights hereunder are limited to the rights to receive cash and shares of Common Stock as provided in the Plan.

ARTICLE IX
CASH VALUE AWARDS

        Section 9.1    Grants

        From time to time and upon the recommendation of the CEO, the Committee may grant Cash Value Awards in such number as it may determine to such Reporting Persons as the Committee may select. From time to time, the CEO may grant Cash Value Awards in such number as he may determine to such Nonreporting Persons as he may select; provided, however, each and all such grants shall be subject to any maximum dollar value established by the Committee for grants under the Plan for Nonreporting Persons as a group.

        Section 9.2    Performance Period

        At the time of a Cash Value Award grant, the Committee shall establish a Performance Period of not less than one year nor more than five (5) years, commencing on the Date of Grant of the Award.

        Section 9.3    Performance Goals

        At the time of each grant, the Committee shall establish for all Cash Value Awards the Performance Goals for the Company and any Participating Subsidiary, while the CEO (or his designee or designees) shall establish for each individual Cash Value Award the business unit, corporate staff group and individual Performance Goals (other than his own which will be the same as the Performance Goals for the Company), if any. All of the designated Performance Goals must be met as a precondition to any distribution or payment being made with respect to the Cash Value Award following the end of the Performance Period. Except as provided in Article XII, these Performance Goals (although their measurement, including adjustments, if any, will not occur until after the expiration of the applicable Performance Period) must be met during the continuance of the Grantee's employment with the Company or any Participating Subsidiary, prior to the expiration of the applicable Performance Period and prior to the making of any payment with respect to the Cash Value Award. Performance Goals may vary among Grantees and among Awards to a Grantee. Performance Goals shall be based upon such performance criteria or combination of factors as the Grantor may deem appropriate, including, but not limited to, specified levels of earnings per share, return on investment, return on shareholders' equity and such other goals related to the Company's performance as are deemed appropriate by the Committee.

        Section 9.4    Payout Schedule

        In tandem with the establishment of the Performance Goals, the Grantor shall establish a Payout Schedule for that Performance Period for each Cash Value Award. Each Payout Schedule shall establish for each Performance Period minimum, target, maximum and intermediate performance and distribution levels for determining the payout of the Common Stock, if any, of the Cash Value Award at the conclusion of the Performance Period.

        Section 9.5    Form of Payout

        Payment of a Cash Value Award shall be made in cash, Common Stock, Restricted Stock or any combination thereof as determined by the Grantor at the time of the Payout. Restricted Stock shall be governed by Articles VII and XII; provided, however, that Restricted Stock granted at less than Fair Market Value shall also be governed by Section 9.6 and the Attributable Shares (defined below) shall be governed by Section 13.2.

        Section 9.6    Calculation of Payout

        As soon as practicable after the Performance Period expires with respect to the Cash Value Award, the Grantor shall determine whether and the extent to which any Performance Goals were achieved during the Performance Period. The Grantor may also determine the amount and form of the Payout. If the Payout is to be paid in Restricted Stock, then the number of shares calculated by the Grantor may be determined by using either 100% or 85% (as determined by the Committee) of the Fair Market Value on the date of issue. If the Grantor uses 85% of the Fair Market Value, then those shares attributable to the discount (i.e., 100% minus 85%) (the "Attributable Shares") shall be subject to the forfeiture provisions under Section 13.2; and otherwise, the Restricted Stock shall be subject to forfeiture under Article XII.

ARTICLE X
OTHER AWARDS

        Section 10.1    Other Market-Based Awards

        The Grantor may grant other Market-Based Awards, provided that the purchase price or base price for the equity securities of the Company shall in no event be less than 100% of the Fair Market Value of such security on the Date of Grant. Such Other Market-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan. The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Market-Based Awards shall be made. Any such Other Market-Based Award shall be confirmed by an Award Commitment executed by the Company and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

        Section 10.2    Other Performance-Based Awards

        The Grantor may grant Other Performance-Based Awards. Such Other Performance-Based Awards shall be in a form determined by the Committee, and the Committee shall have complete authority to determine the terms, conditions and restrictions of the awards, not inconsistent with the terms of the Plan. The Committee, upon recommendation of the CEO, shall determine the time or times at which such Other Performance-Based Awards shall be made. Any such Other Performance-Based Award shall be confirmed by an Award Commitment executed by the Company and the Grantee, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

        Section 10.3    Terms of Other Awards

        In addition to the terms and conditions specified in the Award Commitment, awards made pursuant to this Article X shall be subject to the following:

          (a)  Any shares of Common Stock subject to Awards made under this Article X may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or performance period lapses; and

          (b)  If specified by the Committee in the Award Commitment, the recipient of an Award under this Article X shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock covered by the Award; and

          (c)  The Award Commitment with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

        Section 10.4    Stock Option Dividend Equivalents

        10.4.1    Grants.    The Grantor may provide that a Grantee to whom an Option has been granted which is exercisable in whole or in part at a future time for shares of Common Stock (referred to in this subsection as "Share" or "Shares") shall be entitled to receive an amount per Share equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the Date of Grant and the time each such Share is delivered pursuant to exercise of such Stock Option or the related Stock Appreciation Right. Such amounts (herein called "Dividend Equivalents") shall be paid in cash at the time of the delivery of such Shares.

        10.4.2    Interest.    The Grantor may authorize payment of interest on Dividend Equivalents. The interest will be payable in cash at the same time the related Dividend Equivalents are paid.

        10.4.3    Forfeiture.    To the extent the Stock Options to which Dividend Equivalents and interest are related shall be forfeited all accrued Dividend Equivalents and interest thereon shall also be forfeited.

ARTICLE XI
SUBSTITUTION AWARDS

        Section 11.1    Substitution of Performance Shares

        Upon the request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for such numbers of shares of Common Stock of equal value held in custody pursuant to Section 6.5 whose restrictions shall lapse upon expiration or other termination of a Performance Period. The number of Performance Shares available for substitution shall be determined by the method described in Section 11.3. Such Substitution Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination. Once substitution has been approved by the Committee, no payment will be made with respect to an original Award.

        Section 11.2    Substitution of Restricted Stock

        Upon request of the Grantee, the Committee may grant Restricted Stock Awards in substitution for shares of Restricted Stock previously awarded under this Plan. Such Awards shall be subject to such Restricted Periods and other terms, conditions and restrictions as the Committee may from time to time determine. No substitution shall be permitted after termination of employment, regardless of the reason for termination.

        Section 11.3    Substitution Procedures

        Any request of a Grantee pursuant to Section 11.1 or 11.2 shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such request, as the Committee may provide. No substitution shall be permitted past any termination of employment described in Article XII or past the occurrence of any of the events specified in clauses (i), (ii) and (iii) of Section 14.4.

        Section 11.4    Substitutions in Contemplation of Retirement

        Prior to the expiration of the Performance Period or Restricted Period applicable to any Performance Shares or Restricted Stock Awards granted to a Grantee, such Grantee may, with the consent of the Committee, surrender all or a portion of his Award in substitution for Phantom Unit Awards subject to the terms and conditions of Article VIII, and provided that: (i) such surrender shall be treated as a forfeiture under the Plan; (ii) such substitution shall be made for retirement planning purposes; (iii) such substitution shall be made prior to December 31 of the year preceding the Grantee's Normal Retirement Date but not more than one year prior to the Grantee's Normal Retirement Date; or, in cases where Retirement with consent occurs prior to the Grantee's Normal Retirement Date, not less than sixty (60) nor more than three hundred and sixty (360) days before an announced Retirement approved by the Company; and (iv) any Phantom Units shall be substituted as of the expiration date of the applicable Performance Period in an amount consistent with the number of shares calculated for each Award being substituted.

ARTICLE XII
TERMINATION OF EMPLOYMENT

        Section 12.1    Retirement

        12.1.1    Stock Options and SARs.    If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each Option and SAR which is then exercisable shall remain exercisable for the balance of the term of such Option and SAR. In the case of ISOs and their related SARs, each Option and SAR which is then exercisable shall remain exercisable under the Award Commitment covering such Option for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period, provided that if the ISO's remaining Option Period is more than three (3) months, the Option shall remain exercisable until the end of the Option Period, but the Option shall no longer be entitled to the favorable tax treatment afforded by Section 422 of the Code if the Option is exercised after the end of the three (3) month period following the Grantee's Retirement.

        12.1.2    Performance Share, Restricted Stock, Phantom Unit, and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, that Grantee shall be entitled to Performance Shares or Cash Value at the end of the Performance Period based upon the extent to which the Performance Goals were satisfied at the end of such period (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable); and (ii) all remaining restrictions with respect to such Grantee's Restricted Stock and Phantom Unit Awards shall lapse.

        12.1.3    Performance Accelerated Stock Options.    If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, then that Grantee's PASOs which are exercisable on the date of Retirement shall remain exercisable until the end of the PASO period. All PASOs which are not then exercisable shall lapse and shall be forfeited to the Company, provided that if any Performance Goals are attained during the Performance Period that contains the Grantee's date of Retirement, the Options, if any, that become exercisable as a consequence of achieving the Performance Goals shall be deemed to have been exercisable on such Retirement Date.

        12.1.4    Restricted Stock Unit.    If prior to the expiration of the restriction period for a Restricted Stock Unit, a Grantee who has been granted a Restricted Stock Unit under the Plan, shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of his Retirement, then all remaining restrictions with respect to such Grantee's Restricted Stock Unit shall lapse as of the Grantee's Retirement.

        Section 12.2    Reduction in Force

        12.2.1    Stock Options and SARs.    If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each then exercisable Option and SAR shall remain exercisable for the balance of the Option Period. In the case of an ISO, each Option and SAR that is exercisable under the Award Commitment covering such Option, shall remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period, provided that if the ISO's remaining Option Period is more than three (3) months, the Option shall remain exercisable until the end of the Option Period, but the Option shall no longer be entitled to the favorable tax treatment afforded by Section 422 of the Code if the Option is exercised after the end of the three (3) month period following the Grantee's cessation of employment.

        12.2.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, that Grantee shall be entitled to a Minimum Award of Performance Shares or Cash Value at the end of the Performance Period prorated for the portion of the Performance Period during which the Grantee was employed by the Company, any Participating Subsidiary (provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares or Cash Value in such amount and under such terms and conditions as the Committee deems appropriate or desirable); and all remaining restrictions with respect to such Grantee's Restricted Stock, Restricted Stock Unit and Phantom Unit Awards shall not lapse and the Awards shall be forfeited to the Company as of the cessation of employment.

        12.2.3    Performance Accelerated Stock Options.    If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a Reduction in Force, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may become exercisable or may be exercised beyond the end of the PASO Period.

        Section 12.3    Transfers to Certain Related Entities

        12.3.1    Stock Options and SARs.    If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, (i) in the case of Nonqualified

Options (except PASOs) and their related SARs, each Option and SAR which is then exercisable shall remain exercisable for the balance of the Option Period. In the case of an ISO, each exercisable Option and SAR shall remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period, provided that if the ISO's remaining Option Period is more than three (3) months, the Option shall remain exercisable until the end of the Option Period, but the Option shall no longer be entitled to the favorable tax treatment afforded by Section 422 of the Code if the Option is exercised after the end of the three (3) month period following the Grantee's cessation of employment.

        12.3.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, then all restrictions with respect to such Performance Shares, Restricted Stock, Restricted Stock Unit or Phantom Units shall remain in effect until the end of the Performance or Restricted Period; provided, however, the Grantor may provide as the case may be for an earlier payment in settlement of such Performance Shares, Restricted Stock, Restricted Stock Units or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Grantor deems appropriate or desirable.

        12.3.3    Performance Accelerated Stock Options.    If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company or any Participating Subsidiary because of a transfer to a Related Entity, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may become exercisable or may be exercised beyond the end of the PASO Period.

        Section 12.4    Disability or Death

        12.4.1    Stock Options and SARs.    If prior to the end of the Option Period a Grantee who has been granted an Option shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of Death or Disability, (i) in the case of Nonqualified Options (excluding PASOs) and their related SARs, each exercisable Option and SAR shall remain exercisable for the balance of the Option Period. In the case of an ISO, each exercisable Option and SAR shall remain exercisable for a period of one year from the cessation of employment, but not beyond the end of the Option Period, provided that if the ISO's remaining Option Period is more than one year, the Option shall remain exercisable until the end of the Option Period, but the Option shall no longer be entitled to the favorable tax treatment afforded by Section 422 of the Code if the Option is exercised after the end of the one year period following the Grantee's cessation of employment. Notwithstanding the foregoing, the Committee may, in its sole discretion, on a case-by-case basis, determine for new Options, or extend for outstanding Options, the period during which the Options may be exercised after the Grantee dies or suffers a Disability, provided that such post-termination exercise period may not extend beyond the expiration of the stated Option Period.

        12.4.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity by reason of Death or Disability, (i) that Grantee shall be entitled to Performance Shares or Cash Value (paid in cash) at the Target Award level on the date of termination; and the remaining restrictions with respect to such Grantee's Restricted Stock, Restricted Stock Unit, and Phantom Unit Awards shall lapse.

        12.4.3    Performance Accelerated Stock Options.    If prior to the expiration of the PASO Period, a Grantee who has been given a PASO Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of Disability or Death, then such Grantee (or the Beneficiary of such Grantee) shall be entitled to exercise PASOs that are exercisable on the date of such Disability or Death until the end of the PASO Period. All PASOs which are not then exercisable shall lapse and shall be forfeited to the Company, provided that if any Performance Goals are attained during the Performance Period that contains the Grantee's date of Retirement the Options, if any, that become exercisable as a consequence of achieving the Performance Goals shall be deemed to have been exercisable on the date of such death or Disability. Notwithstanding the foregoing, the Committee may, in its sole discretion, on a case-by-case basis, determine for new PASOs, or extend for outstanding PASOs, the period during which the PASOs may be exercised after the Grantee dies or suffers a Disability, provided that such post-termination exercise period may not extend beyond the expiration of the stated PASO Period.

        Section 12.5    Resignation or Termination for Cause

        12.5.1    Stock Options, SARs and Performance Accelerated Stock Options.    If the Grantee shall voluntarily resign or shall have his employment terminated for cause before eligibility for Retirement (except for Retirement with approval of the Company), the Options (including PASOs) and SARs granted in tandem shall be canceled and forfeited to the Company coincident with the thirtieth day following the effective date of the termination of employment. For purposes of this Plan the term "cause" shall mean fraud, embezzlement, theft or dishonesty against the Company, conviction of a felony, willful misconduct, being found unsuitable by a regulatory authority having jurisdiction over the Company, willful and wrongful disclosure of confidential information and engagement in competition with the Company in breach of a written agreement between the Grantee and the Company or, in the absence of a written agreement on the subject, within 12 months after termination of his employment.

        12.5.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Award under the Plan shall voluntarily resign or shall have his employment terminated for cause before eligibility for Retirement (except for Retirement with approval of the Company), then all Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period or the vesting period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's shareholders with respect to such Performance Shares, Restricted Stock, Restricted Stock Units, Phantom Units or Cash Value Award. Notwithstanding any other provisions of this Subsection 12.5.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable following such termination of employment.

        Section 12.6    Decrease in Company Ownership

        12.6.1    Stock Options and SARs.    If prior to the expiration of the Option Period a Grantee who has been given an Option or SAR under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, (i) in the case of Nonqualified Options (except PASOs) and their related SARs, each exercisable Option and SAR shall remain exercisable for the balance of the Option Period. In the case of an ISO, each exercisable Option and SAR shall remain exercisable for a period of three (3) months from the cessation of employment, but not beyond the end of the Option Period, provided that if the ISO's remaining Option Period is more than three (3) months, the Option shall remain exercisable until the end of the Option Period, but the Option shall no longer be entitled to the favorable tax treatment afforded by Section 422 of the Code if the Option is exercised after the end of the three (3) month period following the Grantee's cessation of employment.

        12.6.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    If prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in the Company's ownership interest in a Participating Subsidiary to below 50% but at or above 20%, then all restrictions with respect to such Performance Shares, Restricted Stock, Restricted Stock Units or Phantom Units shall remain in effect until the end of the Performance Period or Restricted Period; provided, however, the Committee may provide, as the case may be, for an earlier payment in settlement of such Performance Shares, Restricted Stock, Restricted Stock Units or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Committee deems appropriate or desirable or make any other adjustment deemed appropriate due to the decrease in Company ownership.

        12.6.3    Performance Accelerated Stock Options.    If prior to the expiration of the PASO Period a Grantee who has been given a PASO Award under the Plan shall cease to be employed by any Participating Subsidiary because of a decrease in Company ownership, the Grantor shall determine the timing, terms and conditions of the exercise of the Award as the Grantor deems appropriate or desirable except that no PASO may be exercised beyond the end of the PASO Period, provided, however, the Committee may provide, as the case may be, for an earlier payment in settlement of such Performance Shares, Restricted Stock, Restricted Stock Units or Phantom Units and for payment of Cash Value Awards, all in such amount and under such terms and conditions as the Committee deems appropriate or desirable or make any other adjustment deemed appropriate due to the decrease in Company ownership.

        Section 12.7    Termination of Employment for Other Reasons

        12.7.1    Stock Options, SARs and Performance Accelerated Stock Options.    Except as otherwise provided in Section 18.1, if the Grantee's employment terminates for any reason other than specified in Section 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, each exercisable Option, SAR and PASO shall remain exercisable for the balance of the Option Period.

        12.7.2    Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards.    Except as otherwise provided in Section 18.2, if prior to the expiration of the Performance or Restricted Period a Grantee who has been given a Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Award under the Plan shall cease to be employed by the Company, any Participating Subsidiary or Related Entity because of any reason other than specified in Section 12.1, 12.2, 12.3, 12.4, 12.5 or 12.6, then all Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit and Cash Value Awards theretofore awarded to such Grantee as to which there still remains an unexpired portion of the Performance or Restricted Period shall, upon such termination of employment, be forfeited by such Grantee to the Company, without the payment of any consideration by the Company; provided, however, the Grantor may provide for settlement of a Cash Value Award in such amount, at such time and under such terms and conditions as the Grantor deems appropriate or desirable. Thereafter, neither the Grantee nor any heirs, assigns or personal representatives of such Grantee shall have any further rights or interest in such Performance Share, Restricted Stock, Restricted Stock Unit, Phantom Unit or Cash Value Awards, and the Grantee's name shall thereupon be deleted from the list of the Company's shareholders with respect to such Performance Shares or Restricted Stock. Notwithstanding any other provisions of this Subsection 12.7.2, the value of any vested and deferred Phantom Units shall be paid to the Grantee as soon as practicable following such termination of employment.

  Section 12.8    Termination Date

        Termination of employment of a Grantee for any of the reasons enumerated in this Article XII shall, for purposes of the Plan, be deemed to have occurred as of the date which is recorded in the ordinary course in the Company books and records in accordance with the then-prevailing procedures and practices of the Company.

  Section 12.9    Immediate Forfeiture

        Except as otherwise provided in this Article XII and in Article XVIII, once a Grantee's employment terminates, any Award that is not then exercisable or vested shall be cancelled and forfeited to the Company; provided, however, that the Grantor may provide for acceleration of the exercise of vesting date of such Awards to such extent and under such terms and conditions as such Grantor deems appropriate.

  Section 12.10    Unsuitability Finding

        Notwithstanding any other provision of this Article XII, if a Grantee is found to be unsuitable by a regulatory authority having jurisdiction over the Company and such regulatory authority orders the Company to cease making any further compensation payments to such Grantee, then all of the Grantee's outstanding Awards will be immediately cancelled and forfeited.

ARTICLE XIII
EXCHANGE AWARDS

  Section 13.1    Salary/Bonus Reductions

        13.1.1    Restricted Stock.    A Grantee (including those described in Section 13.5) may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter, exchange such deferred amounts for Restricted Stock. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of shares of Restricted Stock that equals the number of whole shares determined by dividing the deferred amount forgone by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of shares of Restricted Stock he or she shall acquire through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be determined by dividing the total projected deferred amounts forgone for the designated period by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the number of shares of Restricted Stock acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall equal that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. Restricted Stock acquired pursuant to exchanges under this Subsection 13.1.1 shall have a Restricted Period of not less than three (3) years (such Restricted Period to be extended up to five (5) years to coincide with a deferral election that extends beyond three (3) years), as determined by the Committee, and shall be subject to all of the terms, conditions and provisions of Article VII, except as may otherwise be determined by the Committee prior to their acquisition.

        13.1.2    Options.    A Grantee may elect to reduce and defer his or her current or future Base Salary and/or earned Bonus and, thereafter, exchange such deferred amounts for Nonqualified Options. Such elections shall direct deferrals and exchanges on a one-time (annual) basis or, in the alternative in the case of Base Salary, on an ongoing basis covering a period not exceeding five (5) years. Should a Grantee elect a one-time (annual) exchange, the deferred amounts shall be credited to his or her deferred compensation account under this Plan and, thereafter, on the third (3rd) business day following the public announcement of the Company's annual earnings, the deferred amounts shall be exchanged for that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the deferred amount forgone by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Should a Grantee elect an exchange of Base Salary on an ongoing basis for a period of one year or less, the number of Options he or she shall acquire through such exchanges is that number of Options as is determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the total projected deferred amount forgone for the designated period by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of Common Stock on the date of the exchange. When the elected period extends beyond one year, the Options acquired through such exchanges, which shall be effected on the third (3rd) business day following the public announcement of the Company's annual earnings, shall be that number of Options determined by the Committee, in its discretion, to be the equivalent in value of that number of whole shares of Restricted Stock determined by dividing the discounted present value of the total projected deferred amounts forgone for the designated period (using the appropriate Treasury Bill rates for the applicable period) by a percentage, determined by the Committee, which shall be at least 85% of the Fair Market Value of one share of the Common Stock on the date of the exchange. Options acquired pursuant to this Subsection 13.1.2 shall be exercisable according to the following three (3)-year schedule (unless the Grantee's employment with the Company or a Participating Subsidiary is terminated, in which case the provisions of Section 13.3 or Article XII, as apposite, shall govern):

  40% of the Options will be exercisable beginning one year after the exchange, a second 40% of the Options will be exercisable beginning two (2) years after the exchange, and the final 20% of the Options will be exercisable beginning three (3) years after the exchange;

and shall be subject to all of the terms, conditions and provisions of Article V (as modified as to exercisability by this Subsection 13.1.2), except as may otherwise be determined by the Committee prior to their acquisition.

  Section 13.2    Termination of Employment

        13.2.1    Death, Disability and Reduction in Force.    Notwithstanding any provisions of Sections 12.2 and 12.4 to the contrary:

          (a)  If prior to the expiration of an applicable Restricted Period a Grantee who has received Restricted Stock pursuant to Subsection 13.1.1 shall cease to be employed by the Company by reason of Death, Disability, Reduction in Force or Retirement directly attributable to a Reduction in Force, all restrictions and forfeiture provisions under this Plan with respect to the Restricted Stock exchanged pursuant to this Article XIII shall lapse as of the date of termination of employment and delivery of such shares shall be governed by the provisions of Section 7.6.

          (b)  If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsection 13.1.2 shall cease to be employed by the Company by reason of Death, Disability, Reduction in Force or Retirement directly attributable to a Reduction in Force, the Option Period shall be adjusted to the lesser of the remaining Option Period or one year from the date of employment termination. Notwithstanding the foregoing, the Committee may, in its sole discretion, on a case-by-case basis, determine for new Options, or extend for outstanding

  Options, the period during which the Options may be exercised after the Grantee dies or suffers a Disability, provided that such post-termination exercise period may not extend beyond the expiration of the stated Option Period.

        13.2.2    Retirement.    Notwithstanding any provisions of Section 12.1 to the contrary:

          (a)  In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Restricted Stock pursuant to Subsection 13.1.1 prior to the expiration of an applicable Restricted Period, that number of shares of Restricted Stock equal to the amount attributable to the 15% discount made available under this Article XIII, and prorated for the length of time remaining in the Restricted Period, shall be forfeited and returned to the Company.

          (b)  If prior to the expiration of an applicable Option Period a Grantee who has received Options pursuant to Subsection 13.1.2 shall cease to be employed by the Company by reason of his or her Retirement (not directly related to a Reduction in Force), the Option Period shall be adjusted to the lesser of the remaining Option Period or five (5) years from the date of termination. In the event of Retirement (not directly attributable to a Reduction in Force) by a Grantee who has received Options pursuant to Subsection 13.1.2, a number of Options equal to the amount attributable to the 15% discount and prorated for the length of time remaining in the period during which Options may not be exercised shall be forfeited.

        13.2.3    Resignation or Termination for Cause.    Notwithstanding any provisions of Sections 12.5 and 12.7 to the contrary:

          (a)  In the event a Grantee who has received Restricted Shares pursuant to Subsection 13.1.1 voluntarily resigns (except for Retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of an applicable Restricted Period, all shares of Restricted Stock shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of the Fair Market Value of the Restricted Shares forfeited or the original amount exchanged.

          (b)  In the event a Grantee who has received Options pursuant to Subsection 13.1.2 voluntarily resigns (except for retirement with approval of the Company) or terminates employment for reasons other than any of those specified in Sections 12.1, 12.2, 12.3, 12.4 and 12.6 prior to the expiration of the applicable Option Period, all Options shall be forfeited and returned to the Company and such Grantee shall receive a payment equal to the lower of a value (as determined by the Committee) of the Options forfeited or the original amount exchanged.

  Section 13.3    Irrevocability

        Any election under Section 13.1 shall be irrevocable.

  Section 13.4    Equivalency

        Notwithstanding any provision in this Article XIII to the contrary, all elections under this Article XIII that involve an exchange of future compensation shall in each instance be equalized (that is, recalculated using actual numbers) at the expiration of the period elected or termination of employment and forfeiture shall be applied, if appropriate.

  Section 13.5    Definition

        For purposes of this Article XIII, the term "Grantee" includes all employees of the Company or any Participating Subsidiary who are designated by the CEO to be eligible for purposes of this Article XIII.

ARTICLE XIV
CERTAIN TERMS APPLICABLE TO ALL AWARDS

  Section 14.1    Withholding Taxes

        The Company shall withhold (or secure payment from the Grantee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Grantee's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an ISO, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its designee and shall be payable by the Grantee at the time of delivery or when payment is made except as otherwise payable under Section 14.1(c) in accordance with the following rules:

          (a)  With respect to Awards payable in cash, the Company will withhold an amount sufficient to satisfy applicable Federal, state and local tax withholding requirements and remit the net award to the Grantee;

          (b)  With respect to Awards payable in stock, the Company will notify the Grantee of the amount due from such Grantee to satisfy the tax withholding requirements with respect to the stock. The Grantee shall pay the amount due to satisfy the tax withholding requirements in cash; provided, however, that the Grantee may elect to meet the tax withholding requirement by requesting the Company, in writing, to withhold from such Award and sell through a brokerage firm the appropriate number of shares of Common Stock, rounded up to the next whole number, which would result in proceeds equal to the tax withholding requirement. Any election by a Grantee to have shares withheld under this Section 14.1 shall be subject to such terms and conditions as the Committee may specify, which may include that the election shall be irrevocable. If the cash required (whether paid directly or indirectly through the sale of stock election described above) is not received by the Company within sixty (60) days of notification by the Company of the tax withholding due, the Committee shall have the right to take whatever action it deems appropriate, including voiding the Award. The Company shall not deliver or pay the Award (net of the tax withholding) until the tax withholding obligation is satisfied. At the time that all other restrictions lapse (other than being subject to Section 16 of the Act) a Reporting Person shall make the election described in Subsection (c) below.

          (c)  With respect to Options transferred pursuant to the provisions of Section 20.7, the Optionee shall also be subject to the withholding provided for in this Section 14.1 upon the exercise of the Option by the Optionee's Transferee, as defined in Section 20.7.

          (d)  If permitted under applicable Federal income tax laws, a Grantee may elect to include in gross income for Federal income tax purposes in the year in which a stock Award is made, an amount equal to the Fair Market Value of the Award on the Date of Grant. If the Grantee makes such an election, the Grantee shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service by no later than thirty (30) days from the Date of the Grant. Promptly following such notification, the Grantee shall pay directly to the Company, or make arrangements satisfactory to the Committee, the cash amount determined by the Company to be sufficient to satisfy applicable Federal, state or local withholding tax requirements. If the Grantee shall fail to make such payments, the Company and its Subsidiaries shall, to the extent permissible by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock.

  Section 14.2    Adjustments to Reflect Capital Changes

        14.2.1    Recapitalization.    In the event of any stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan, such adjustments shall be made in the number and kind of shares subject to outstanding Awards, the Option Price for such shares and the number and kind of shares available for Awards subsequently granted under the Plan as may be determined appropriate by the Committee.

        14.2.2    Sale or Reorganization.    After any reorganization, merger or consolidation whether or not the Company is the surviving corporation and unless there is a provision in the sale or reorganization agreement to the contrary, each Grantee shall, at no additional cost, be entitled upon any exercise of an Option or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares of stock or other securities to which such Grantee would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Grantee had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Grantee in the event of successive reorganizations, mergers or consolidations of the character described above.

        14.2.3    Options to Purchase Stock of Acquired Companies.    After any reorganization, merger or consolidation in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation whose stock subject to the old options that may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

  Section 14.3    Failure to Comply With Terms and Conditions

        Notwithstanding any other provision of the Plan, no payment or delivery with respect to any Award shall be made, and all rights of the Grantee who receives such Award (or his designated Beneficiary or legal representative) to such payment or delivery under the Plan shall be forfeited, at the discretion of the Committee, if, prior to the time of such payment or delivery, the Grantee breaches a restriction or any of the terms, restrictions and/or conditions of the Plan and/or the Award Commitment.

  Section 14.4    Forfeiture Upon Occurrence of Certain Events

        Notwithstanding any other provision of the Plan, no payment of any Award shall be made and all rights of the Grantee who received such Award (or his designated Beneficiary or legal representative) to the payment thereof under the Plan shall be forfeited if, prior to the time of such payment, the Grantee (i) without the Company's consent, shall be employed by a competitor of, or shall be engaged in any activity in competition with, the Company or a Subsidiary; (ii) divulges without the consent of the Company any secret or confidential information belonging to the Company or a Subsidiary; or (iii) has been dishonest or fraudulent in any matter affecting the Company or a Subsidiary or has committed any act which, in the sole judgment of the Committee, has been substantially detrimental to the interests of the Company or a Subsidiary. The Company shall give a Grantee written notice of the occurrence of any such event prior to making any such forfeiture. The determination of the Committee as to the occurrence of any of the events specified in clauses (i), (ii), and (iii) of this Section 14.4 shall be conclusive and binding upon all persons for all purposes. Any Award shall be subject to forfeiture for the reasons provided in this Section 14.4 in such manner as shall be provided by the Committee.

  Section 14.5    Regulatory Approvals and Listing

        The Company shall not be required to issue any certificate or certificates for shares of Common Stock under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the Company's Common Stock may be listed, and (iii) the completion of any registration or other qualification of such shares of Common Stock under any state or Federal law or ruling or regulations of any governmental body which the Company shall, in its discretion, determine to be necessary or advisable.

  Section 14.6    Restrictions Upon Resale of Stock

        If the shares of Common Stock that have been issued to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended ("Securities Act"), pursuant to an effective registration statement, such Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any such shares acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under said Act and, (ii) that such Grantee is acquiring such shares for his own account and not with a view to the distribution thereof.

  Section 14.7    Reporting Person Limitation

        Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Act, and any successor provision any Common Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six (6) months after the earlier of acquisition of the security or the date of grant of the derivative security, if any, pursuant to which the Common Stock or other equity security was acquired.

ARTICLE XV
DISPUTES

        If the employment of a Grantee with the Company or any Participating Subsidiary shall terminate prior to the expiration of the Performance or Restriction Period applicable to any Performance Share, Restricted Stock, Restricted Stock Unit or Phantom Unit Award awarded to such Grantee and there exists a dispute between such Grantee and the Company or the Committee as to the satisfaction of the conditions to the release of such shares or units under the Plan or the terms and conditions of the Performance Share, Restricted Stock, Restricted Stock Unit, or Phantom Unit Award, the Performance Share, Restricted Stock, Restricted Stock Unit or Phantom Unit Awards as to which such dispute shall exist shall remain subject to the restrictions of the Plan until the resolution of such dispute, regardless of any intervening expiration of the Performance or Restriction Period originally applicable to such shares, except that any dividends which may be declared and which may be payable to the participant as of a date during the period from termination of such Grantee's employment to the resolution of such dispute (the "Suspension Period") shall:

  (i)
  to the extent to which such dividends would have been payable to such Grantee on such Performance Share, Restricted Stock, Restricted Stock Unit or Phantom Unit Award, be held by the Company as part of its general funds and shall be paid to or for the account of such Grantee only upon, and in the event of, a resolution of such dispute in a manner favorable to such Grantee and then only with respect to such Performance Share, Restricted Stock, Restricted Stock Unit or Phantom Unit Award as to which such resolution shall be so favorable, and
  (ii)
  in the event the dispute is resolved in a manner unfavorable to the Grantee, be canceled as dividends payable upon Performance Share, Restricted Stock, Restricted Stock Unit or Phantom Unit Award as to which such resolution shall be so unfavorable.

        In addition, to the extent that resolution of any such dispute shall be unfavorable to the Grantee, the Performance Shares, Restricted Stock, Restricted Stock Unit or Phantom Unit Award as to which such dispute shall have existed shall be forfeited in accordance with the provisions of Article XII or Section 14.4.

ARTICLE XVI
ADMINISTRATION OF THE PLAN

  Section 16.1    Committee

        The Plan shall be administered by or under the direction of the Committee. No person shall be eligible or continue to serve as a member of the Committee unless such person is a director of the Company and is both a "non-employee director" within the meaning of Rule 16b-3, and an "outside director" within the meaning of Code section 162(m). Except with respect to Options granted under Article 21, no person shall be, or shall have been, eligible to receive an Award under the Plan to acquire stock, stock options, stock appreciation rights, performance shares or restricted stock of the Company or any Participating Subsidiary at any time within the one (1) year immediately preceding the member's appointment to the Committee.

  Section 16.2    Committee Actions

        Except for matters required by the terms of this Plan to be decided by the Board or the CEO or his designee or designees, the Committee shall have full power and authority to interpret and construe the Plan, to prescribe, amend and rescind rules, regulations, policies and practices, to impose such conditions and restrictions on Awards as it deems appropriate and to make all other determinations necessary or desirable in connection with the administration of, or the performance of its responsibilities under, this Plan. Subject to the limitations of provisions of Section 20.4, each decision, determination, interpretation or other action of the Committee made or taken pursuant to grants of authority under the Plan shall be final and shall be conclusive and binding on all persons for all purposes. The Committee's decisions, determinations and interpretations (including without limitations, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made selectively among Grantees who receive, or are eligible to receive, awards under the Plan, whether or not such Grantees are similarly situated. The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3, delegate any of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

  Section 16.3    No Liability of Committee Members

        As and to the extent provided by Section 20.5, no past, present or future member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee.

ARTICLE XVII
EFFECTIVE DATE, TERM OF THE PLAN AND SHAREHOLDER APPROVAL

        The Plan shall become effective on June 1, 2003. The termination date of the Plan shall be May 31, 2013. No Award shall be granted under the Plan after such termination date. The Plan will continue in effect for existing Awards as long as any such Awards are outstanding.

ARTICLE XVIII
CHANGE OF CORPORATE CONTROL

  Section 18.1    Options And PASOs

        In the event of a Change of Control, all Options and PASOs outstanding on the date of such Change of Control shall become immediately and fully exercisable. In all other respects not inconsistent with such acceleration, the Options and PASOs shall continue to be governed by the terms of their award commitments and this Plan. The provisions of this Section 18.1 shall be applicable to Nonqualified Stock Options, PASOs or ISOs.

  Section 18.2    SARs

        In the event of a Change of Control, all SARs shall become immediately and fully exercisable but not before any related ISO is exercisable. In all other respects not inconsistent with such acceleration, the SARs shall continue to be governed by the terms of their Award Commitments and this Plan.

  Section 18.3    All Other Awards

        In the event of a Change of Control, all Performance Share Awards, Restricted Stock Awards, Phantom Unit Awards, Cash Value Awards, Other Market-Based Awards (if any) and Other Performance-Based Awards (if any) shall immediately vest and become fully payable within thirty (30) days after a Change of Control to all Grantees who have been granted an Award. In the case of Performance Share Awards and Cash Value Awards, all Awards shall vest at the Maximum Award.

  Section 18.4    Definitions

        A "Change of Control" shall be deemed to have occurred when: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) the shareholders of the Company approve any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with, merges into or participates in a share exchange with any other corporation partnership or limited liability company or any other corporation partnership or limited liability company merges into the Company, and in the case of any such merger, consolidation or share exchange, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, or (B) conveys, transfers or leases all or substantially all of its assets to any person; or (iv) any time Continuing Directors, as defined below, do not constitute a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company).

        For purposes of this definition, the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the Effective Date or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee comprised of our independent directors if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were continuing directors at the time such committee was formed.

ARTICLE XIX
AMENDMENT AND TERMINATION

  Section 19.1    Amendment

        The Board reserves the right at any time or times to modify, alter or amend, in whole or in part, any or all of the provisions of the Plan to any extent and in any manner that it may deem advisable, and no consent or approval by the shareholders of the Company or by any other person, committee or entity of any kind shall be required to make any modification, alteration or amendment; provided, however, that the Board shall not, without the requisite affirmative approval of the shareholders of the Company, make any modification, alteration or amendment which (i) except as provided in Section 3, increases the maximum number of shares of Common Stock available for Awards under this Plan, (ii) decreases the Option Price to less than 85% of the Fair Market Value on the Date of Grant of an Option, (iii) extends the period during which Awards may be granted under the Plan beyond May 31,

2013, (iv) changes the employee (or class of employees) eligible to receive Awards under the Plan, (v) materially increases the benefits accruing to a Grantee under the Plan, or (vi) requires shareholders' approval under Rule 16b-3 or the Code, unless such compliance is no longer desired, or under any other applicable law. No modification, alteration or amendment of the Plan may, without the consent of the Grantee (Beneficiaries in case of his death) to whom any Award shall theretofore have been granted under the Plan adversely affect any right of such Grantee under such Award, except in accordance with the provisions of the Plan and/or any Award Commitment applicable to any such Award. Subject to the provisions of this Section 19.1, any modification, alteration or amendment of any provisions of the Plan may be made retroactively.

  Section 19.2    Suspension or Termination

        The Board reserves the right at any time to suspend or terminate, in whole or in part, any or all of the provisions of the Plan for any reason and without the consent of or approval by the shareholders of the Company, any Grantee or Beneficiary or any other person, committee or entity of any kind; provided, however, that no such suspension or termination shall affect any right or obligation with respect to any Award theretofore made except as herein otherwise provided.

ARTICLE XX
MISCELLANEOUS

  Section 20.1    Deferral Election

        At the discretion of the Committee, payment of Phantom Units or any other cash award, or any portion thereof, may be deferred by a Grantee until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Grantee at such times prior to the time payment would otherwise be made as the Committee shall determine. All deferrals shall be made in accordance with such rules and regulations established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee also may credit interest at such rates to be determined by the Committee.

  Section 20.2    Designation of Beneficiary

        Each Grantee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his death. A Grantee may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however,that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Grantee's death, and in no event shall it be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of a Grantee's death, or if no designated Beneficiary survives the Grantee or if such designation conflicts with law, the Grantee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

  Section 20.3    No Right to an Award or to Continued Employment

        No Grantee or other person shall have any claim or right to be granted an Award under the Plan. Neither the action of the Company in establishing this Plan, nor any provisions hereof, nor any action taken by the Company, any Participating Subsidiary, the Committee or the CEO (or his designee or designees) pursuant to such provisions shall be construed as creating in any employee or class of employees any right with respect to continuation of employment by the Company or any of the Participating Subsidiaries, and they shall not be deemed to interfere in any way with the Company's or any Participating Subsidiary's right to employ, discipline, discharge, terminate, lay off or retire any Grantee with or without cause, to discipline any Employee, or to otherwise affect the Company's right to make employment decisions with respect to any Grantee.

  Section 20.4    Discretion of the Committee and the CEO

        Whenever the terms of the Plan provide for or permit a decision to be made or an action to be taken by a Grantor, such decision may be made or such action taken in the sole and absolute discretion of such Grantor and shall be final, conclusive and binding on all persons for all purposes; provided, however, that the Board may review any decision or action of the Grantor and if the Board determines that any Award or other decision or act of the Grantor is inequitable or contrary to the provisions of this Plan, it may reverse or modify such Award, decision or act. As provided in Section 16.2 in the case of the Grantor's determinations under the Plan, including, without limitation the determination of the person to receive awards and the amount of such awards, need not be uniform and may be made by him selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly retired.

  Section 20.5    Indemnification and Exculpation

        20.5.1    Indemnification.    Each person who is or shall have been a member of the Committee and each director, officer or employee of the Company or any Participating Subsidiary to whom any duty or power related to the administration or interpretation of this Plan may be delegated, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be or become a party or in which he may be or became involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof (with the Company's written approval) or paid by him in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of his bad faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against him, he shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled under the Company's Amended and Restated Certificate of Incorporation, as a matter of law or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

        20.5.2    Exculpation.    Each member of the Committee, and each director, officer and employee of the Company or of any Participating Subsidiary shall be fully justified in relying or acting upon in good faith any information furnished in connection with the administration of this Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee, or a director, officer or employee of the Company or any Participating Subsidiary be liable for any determination made or other action taken or any omission to act in reliance upon such report or information, for any action (including the furnishing of information) taken or any failure to act, if in good faith.

  Section 20.6    Unfunded Plan

        This Plan is intended to constitute an unfunded, long-term incentive compensation plan for certain selected employees. No special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan with respect to Restricted Stock or Performance Shares held in custody accounts. The Company may, but shall not be obligated to, acquire shares of its Common Stock from time to time in anticipation of its obligations under the Plan, but no Grantee shall have any right in or against any shares of stock so acquired. All such stock shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as it may deem appropriate. No obligation or liability of the Company to any Grantee with respect to any right to receive a distribution or payment under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

  Section 20.7    Inalienability of Rights and Interests

        The rights and interests of a Grantee under this Plan are personal to the Grantee and to any person or persons who may become entitled to distribution or payments under the Plan by reason of death of the Grantee, and the rights and interests of the Grantee or any such person (including, without limitation, any Award distributable or payable under the Plan) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Grantees, provided that transfers pursuant to a qualified domestic relations order shall be allowable. If any Grantee shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of his rights or interests under the Plan, (including without limitation, any Award payable under the Plan) then the Committee may hold or apply such benefit or any part thereof to or for the benefit of such Grantee or his Beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper. Notwithstanding the foregoing, the Optionee, subject to the approval of the Company, may elect to irrevocably transfer some or all of the Option to a family member. For this purpose, a family member shall refer to one or more of the Optionee's spouse, children or grandchildren, or to a trust established solely for the benefit of, or to a partnership whose partners are, the Optionee's spouse, children and grandchildren; provided, however, that:

            (a)  the Option, once transferred, may not again be transferred except by will or by the laws of descent and distribution;

            (b)  the Option, once transferred, shall remain subject to the same terms and conditions of the Option in effect before the transfer and the transferee of the Option (the "Transferee") must comply with all other provisions of the Option; and

            (c)  the Optionee receives no consideration for such transfer.

        No transferred Option shall be exercisable following a transfer, as provided for herein, unless the Committee receives written notice from the Optionee, in a form and manner satisfactory to the Committee, in its sole discretion, to the effect that a transfer of the Option has occurred and the notice identifies the Options transferred, the identity of the Transferee, and his or her relationship to the Optionee.

  Section 20.8    Awards Not Includable for Benefit Purposes

        Payments received by a Grantee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Grantee which are maintained by the Company or any of its Subsidiaries, except as may be determined by the Board.

  Section 20.9    No Issuance of Fractional Shares

        The Company shall not be required to deliver any fractional share of Common Stock but, as determined by the Committee, may pay in lieu thereof, except as otherwise provided in this Plan, the Fair Market Value (determined as of the date of payment the restrictions terminate) of such fractional share to the Grantee or the Grantee's beneficiary, as the case may be.

  Section 20.10    Modification for Overseas Grantees

        Notwithstanding any provision to the contrary, the Committee may incorporate such provisions, or make such modifications or amendments in Award Commitments of Grantees who reside or are employed outside of the United States of America, or who are citizens of a country other than the United States of America, as the Committee deems necessary or appropriate to accomplish the purposes of the Plan with respect to such Grantee in light of differences in applicable law, tax policies or customs, and to ascertain compliance with all applicable laws.

  Section 20.11    Leaves of Absence

        The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and, (b) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

  Section 20.12    Communications

        20.12.1    Communications by the Committee.    All notices, statements, reports and other communications made, delivered or transmitted to a Grantee, Beneficiary or other person under this Plan shall be deemed to have been duly given, made or transmitted, when sent electronically to a Company e-mail address, when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Grantee, Beneficiary or other person at his address last appearing on the records of the Committee.

        20.12.2    Communications by the Participants and Others.    All elections, designations, requests, notices, instructions and other communications made, delivered or transmitted by the Company, a Participating Subsidiary, Grantee, Beneficiary or other person to the Committee required or permitted under this Plan shall be in such form as is prescribed from time to time by each such Committee or shall be transmitted by any other means authorized by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by each such Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by such Committee at such location.

  Section 20.13    Parties in Interest

        The provisions of the Plan and the terms and conditions of any Award shall, in accordance with their terms, be binding upon, and inure to the benefit of, all successors of each Grantee, including, without limitation, such Grantee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Grantee. The obligations of the Company under the Plan shall be binding upon the Company and its successors and assigns.

  Section 20.14    Severability

        Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

  Section 20.15    Compliance with Laws

        The Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Award Commitments to comply with Rule 16b-3, and to make any such other amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

  Section 20.16    No Strict Construction

        No rule of strict construction shall be implied against the Company, the Committee, the CEO or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

  Section 20.17    Modification

        This document contains all of the provisions of the Plan and no provisions may be waived, modified or otherwise altered except in a writing adopted by the Board.

  Section 20.18    Governing Law

        All questions pertaining to validity, construction and administration of the Plan and the rights of all persons hereunder shall be determined with reference to, and the provisions of the Plan shall be governed by and shall be construed in conformity with, the internal laws of the Commonwealth of Pennsylvania without regard to any of its conflict of laws principles.

ARTICLE XXI
NON-EMPLOYEE DIRECTORS

  Section 21.1    Grant of Options

        Any provision of this Plan to the contrary notwithstanding, the Board may determine from time to time to grant Nonqualified Options to each Non-employee Director. A Non-employee Director is a member of the Board who is not an employee of the Company or any of its Subsidiaries. Each Award granted pursuant to this Article XXI shall be evidenced by an Award Commitment.

  Section 21.2    Option Terms

        21.2.1    Number of Shares.    Each Award Commitment shall state the number of shares of Common Stock to which it pertains.

        21.2.2    Option Price.    Each Award Commitment shall state the Option Price, which shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of grant of the Option.

        21.2.3    Medium and Time of Payment.    Upon the exercise of an Option, the Option Price shall be payable in United States dollars, in cash (including by check) or (unless the Committee otherwise prescribes) in shares of Common Stock currently owned by the Optionee for at least six (6) months, or in a combination of cash and Common Stock. If all or any portion of the Option Price is paid in Common Stock owned by the Optionee, then that stock shall be valued at its Fair Market Value on the date the Option is exercised.

        21.2.4    Term and Exercise of Options.    All Options granted under this Article XXI shall be exercisable in four equal installments, commencing on the first anniversary of the Date of Grant and shall expire no later than the tenth anniversary of the Date of Grant. In all other respects, the Options granted hereunder shall be subject to the provisions of the Plan applicable to Option Awards to employees.

        21.2.5    Rights as a Shareholder.    An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the Option Price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

        21.2.6    Remaining Terms.    The remaining terms of each Option granted under this Article XXI shall be the same as the terms in effect for Options granted to employees under Section 4.3.

  Section 21.3    Cessation of Board Service.

        The following provisions shall govern the exercise of any Options outstanding at the time of the Optionee's cessation of Board service: (1) any Option exercisable at the time of the Optionee's cessation of Board service for any reason shall remain exercisable until the expiration of the Option period; (2) any Option exercisable by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary during the balance of the Option Period; (3) following the Optionee's cessation of Board service, the Option may not be exercised for more than the number of shares for which the Option was exercisable on the date of such cessation of Board service; and (4) should there be a Change of Control, then all shares at the time subject to the Option shall immediately vest so that such Option may, during the Option Period following such Change of Control, be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Upon the expiration of the Option Period, the Option shall terminate and cease to be outstanding for any vested shares for which the

Option has not been exercised. However, the Option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the Option is not otherwise exercisable at that time, except that the Board, in its discretion, may accelerate the vesting of any or all of the shares for which the Option is not otherwise exercisable.

  Section 21.4    Board Service

        Nothing in this Article XXI or in any Award Commitment shall confer on any Non-employee Director any right to continue to serve as a member of the Board, nor is there any implied agreement or understanding that such Director will be nominated for reelection to the Board.

  Section 21.5    Status of Grantee

        Each Non-employee Director who is granted an Option under this Article XXI shall have the same rights and shall be entitled to the same treatment as is afforded to any Grantee of a Nonqualified Option under this Plan who is not a Non-employee Director.

  Section 21.6    Sunset Provision

        This Article XXI shall only remain in full force and effect as long as the Non-employee Directors are not covered by any other stock option plan. In the event that the shareholders of the Company approve the adoption of another stock option plan that covers Non-employee Directors, this Article XXI shall no longer be effective and no further Options shall be granted to the Non-employee Directors under this Plan, provided that no such termination of eligibility shall affect any right or obligation with respect to any Option theretofore granted except as herein otherwise provided.

PROXY

PENN NATIONAL GAMING, INC.
ANNUAL MEETING OF SHAREHOLDERS, MAY 22, 2003

        The undersigned hereby appoints Peter M. Carlino and Harold Cramer and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Penn National Gaming, Inc., (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on May 22, 2003 and at any and all postponements and adjournments thereof, upon the following matters:

1.
For the election of David A. Handler and John M. Jacquemin to serve as Class I Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2006 or until their successors are elected and qualified:

☐  For All Nominees            ☐  Withhold Authority to Vote For All Nominees

(Instructions: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below. If this proxy is executed by the undersigned to withhold authority to vote for the election of only one nominee, the proxy shall be deemed to grant authority to vote for the other nominee.)

David A. Handler            John M. Jacquemin

2.
To ratify the appointment of BDO Seidman, LLP, as independent public accountants of the Company for the year ending December 31, 2003.

☐    For ☐    Against ☐    Abstain

3.
To approve the Penn National Gaming, Inc. 2003 Long Term Incentive Compensation Plan.

☐    For ☐    Against ☐    Abstain

(continued and to be signed on reverse side)

4.
In their discretion, such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" EACH SUCH ITEM AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

                                Dated: __________________, 2003

                                Signature of Shareholder

                                Signature of Shareholder

                                Please sign exactly as name appears.
                                For joint accounts, each joint owner must sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

QuickLinks

PENN NATIONAL GAMING, INC. 825 Berkshire Boulevard, Suite 200 Wyomissing, Pennsylvania 19610
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be Held on May 22, 2003
PENN NATIONAL GAMING, INC.
825 Berkshire Boulevard, Suite 200 Wyomissing, Pennsylvania 19610
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL 3: APPROVAL OF 2003 LONG TERM INCENTIVE COMPENSATION PLAN
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
COMPARATIVE STOCK PERFORMANCE GRAPH
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG PENN NATIONAL GAMING, INC., NASDAQ MARKET INDEX AND PEER GROUP INDEX
OTHER MATTERS
Table of Contents
PENN NATIONAL GAMING, INC. 2003 LONG TERM INCENTIVE COMPENSATION PLAN
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS AND CONSTRUCTION
ARTICLE III STOCK AVAILABLE FOR AWARDS
ARTICLE IV AWARDS AND AWARD COMMITMENTS
ARTICLE V OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE VI PERFORMANCE SHARE AWARDS
ARTICLE VII RESTRICTED STOCK AWARDS
ARTICLE VIII PHANTOM UNIT AWARDS
ARTICLE IX CASH VALUE AWARDS
ARTICLE X OTHER AWARDS
ARTICLE XI SUBSTITUTION AWARDS
ARTICLE XII TERMINATION OF EMPLOYMENT
ARTICLE XIII EXCHANGE AWARDS
ARTICLE XIV CERTAIN TERMS APPLICABLE TO ALL AWARDS
ARTICLE XV DISPUTES
ARTICLE XVI ADMINISTRATION OF THE PLAN
ARTICLE XVII EFFECTIVE DATE, TERM OF THE PLAN AND SHAREHOLDER APPROVAL
ARTICLE XVIII CHANGE OF CORPORATE CONTROL
ARTICLE XIX AMENDMENT AND TERMINATION
ARTICLE XX MISCELLANEOUS
ARTICLE XXI NON-EMPLOYEE DIRECTORS